                                                                                     EXHIBIT H-1

            ______________________________________________________________________________

                             STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                                 Owner

                                                  and

                                       EMC MORTGAGE CORPORATION
                                               Servicer

                                          SERVICING AGREEMENT

                                       Dated as of March 1, 2007

            ______________________________________________________________________________

EXHIBITS

Exhibit A         Mortgage Loan Schedule

Exhibit B         Custodial Account Letter Agreement

Exhibit C         Escrow Account Letter Agreement

Exhibit D         Form of Request for Release

Exhibit E         Reporting Data for Monthly Report

Exhibit F         Reporting Data for Defaulted Loans

Exhibit G         Form of Owner Certification

Exhibit H         Summary of Regulation AB Servicing Criteria

Exhibit I         Summary of Applicable Regulation AB Requirements

Exhibit J         Servicing Criteria to be Addressed in Assessment of Compliance

Exhibit K         Reporting Data for Realized Losses and Gains

         THIS IS A SERVICING  AGREEMENT,  dated as of March 1, 2007, and is executed between Structured
Asset Mortgage Investments II Inc. (the "Owner") and EMC Mortgage Corporation (the "Servicer").

                                         W I T N E S S E T H :

         WHEREAS, the Owner is the owner of the Mortgage Loans;

         WHEREAS,  the Owner and the Servicer  wish to prescribe the  permanent  management,  servicing and control of the Mortgage Loans;

         NOW,  THEREFORE,  in  consideration  of the mutual  agreements  hereinafter set forth, and for other good and valuable  consideration,  the receipt and adequacy of which is hereby acknowledged,  the
Owner and the Servicer agree as follows:

                                               ARTICLE I
                                              DEFINITIONS

         Section 1.01.  Defined Terms.

         Whenever  used in this  Agreement,  the  following  words  and  phrases,  unless  the  context otherwise requires, shall have the following meaning specified in this Article:

         Accepted  Servicing  Practices:   The  procedures,   including  prudent  collection  and  loan
administration  procedures,  and the standard of care (i) employed by prudent mortgage  servicers which service  mortgage  loans of the same  type as the  Mortgage  Loans in the  jurisdictions  in which  the related  Mortgage  Properties  are located or (ii) in  accordance  with the Fannie Mae Guide or Freddie
Mac Guide,  subject to any  variances  negotiated  with  Fannie Mae or Freddie  Mac and  subject to the express  provisions  of this  Agreement.  Such  standard  of care  shall  not be  lower  than  that the
Servicer  customarily  employs and exercises in servicing and administering  similar mortgage loans for its own account and shall be in full compliance with all federal,  state,  and local laws,  ordinances, rules and regulations.

         Adjustment  Date:  As to each ARM  Loan,  the  date on which  the  Mortgage  Interest  Rate is adjusted in accordance with the terms of the related Mortgage Note.

         Agreement:  This Servicing  Agreement  including all exhibits  hereto,  amendments  hereof and supplements hereto.

         ARM Loans:  First lien,  conventional,  1-4 family  residential  Mortgage  Loans with interest rates which adjust from time to time in  accordance  with the related Index and are subject to Periodic
Rate Caps and Lifetime Rate Caps and which may permit conversion to fixed interest rates.

         Business  Day:  Any day other than (i) a Saturday  or Sunday,  or (ii) a legal  holiday in the
States of  Maryland,  Minnesota,  New York or the  jurisdiction  in which  the  Servicer  conducts  its servicing activities,  or (iii) a day on which banks in the States of Maryland,  Minnesota, New York or the  jurisdiction in which the Servicer  conducts its servicing  activities are authorized or obligated by law or executive order to be closed.

         Code:  The  Internal  Revenue  Code of 1986,  as it may be amended  from time to time,  or any successor statute thereto,  and applicable U.S. Department of the Treasury  regulations issued pursuant thereto.

         Commission or SEC:  The Securities and Exchange Commission.

         Condemnation  Proceeds:  All  awards  or  settlements  in  respect  of a  Mortgaged  Property, whether  permanent  or  temporary,  partial or entire,  by exercise  of the power of eminent  domain or condemnation,  to the extent not  required to be released to a Mortgagor in  accordance  with the terms of the related Mortgage Loan Documents.

         Custodial  Account:  One or more demand account or accounts  created and  maintained  pursuant to Section  4.04 which shall be entitled  "EMC  Custodial  Account in trust for SAMI II, Owner of Whole
Loan Mortgages and various Mortgagors"  established at a Qualified  Depository,  each of which accounts shall be held by such  Qualified  Depository  in a  fiduciary  capacity,  separate  and apart  from its funds and general assets.

         Custodian:  Wells Fargo Bank,  National  Association,  or such other  custodian as Owner shall designate.

         Cut-off Date:  The open of business on March 1, 2007.

         Delinquent:  As defined in the related pooling and servicing agreement.

         Depositor:  The  depositor,  as such term is defined in  Regulation  AB,  with  respect to any
Pass-Through Transfer.

         Determination  Date:  The 15th day (or if such 15th day is not a Business  Day,  the  Business
Day immediately preceding such 15th day) of the month of the Remittance Date.

         Due Date:  Each day on which  payments of  principal  and  interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

         Due Period:  With respect to each  Remittance  Date,  the period  commencing on the second day of the month  preceding the month of such  Remittance  Date and ending on the first day of the month of the Remittance Date.

         Escrow  Account:  The separate trust account or accounts  created and  maintained  pursuant to
Section  4.06 which shall be entitled  "EMC Escrow  Account,  in trust for SAMI II, Owner of Whole Loan
Mortgages and various  Mortgagors"  and shall be established at a Qualified  Depository,  each of which accounts shall in no event contain funds in excess of the FDIC insurance limits.

         Escrow  Payments:  With respect to any Mortgage Loan, the amounts  constituting  ground rents, taxes,  assessments,  water rates, sewer rents,  municipal charges,  mortgage insurance premiums,  fire and hazard insurance premiums,  condominium  charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default:   Any one of the conditions or circumstances enumerated in Section 9.01.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fannie Mae:  Fannie Mae, or any successor thereto.

         Fannie Mae Guide:  The Fannie Mae  Selling  Guide and the Fannie Mae  Servicing  Guide and all
amendments or additions thereto.

         Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

         FIRREA:  The  Financial  Institutions  Reform,  Recovery,  and  Enforcement  Act of  1989,  as
amended from time to time.

         Freddie Mac:  Freddie Mac, or any successor thereto.

         Freddie  Mac Guide:  The Freddie Mac  Selling  Guide and the Freddie Mac  Servicing  Guide and
all amendments or additions thereto.

         Full  Principal  Prepayment:  A  Principal  Prepayment  made  by a  Mortgagor  of  the  entire principal balance of a Mortgage Loan.

         GAAP:  Generally accepted accounting procedures, consistently applied.

         HUD:   The United States Department of Housing and Urban Development or any successor.

         Index:  With  respect to each ARM Loan,  on the  related  Adjustment  Date,  the index used to determine the Mortgage Interest Rate on each such ARM Loan.

         Insurance  Proceeds:  With  respect to each  Mortgage  Loan,  proceeds of  insurance  policies insuring the Mortgage Loan or the related Mortgaged Property.

         Lifetime  Rate Cap:  With respect to each ARM Loan,  the maximum  Mortgage  Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

         Liquidation  Proceeds:  Amounts,  other than  Insurance  Proceeds and  Condemnation  Proceeds, received in connection with the liquidation of a defaulted  Mortgage Loan,  whether through the sale or assignment of such Mortgage Loan,  trustee's sale,  foreclosure  sale or otherwise,  other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

         Margin:  With  respect  to each ARM  Loan,  the  fixed  percentage  amount  set  forth in each related Mortgage Note which is added to the Index in order to determine the related  Mortgage  Interest
Rate.

         Master  Servicer:  Wells Fargo Bank,  National  Association,  its  successors  in interest and assigns, or any successor thereto designated by the Owner.

         Monthly  Advance:  The aggregate of the advances made by the Servicer on any  Remittance  Date pursuant to Section 5.03.

         Monthly  Payment:  With  respect to each  Mortgage  Loan,  the  scheduled  monthly  payment of principal and interest  thereon which is payable by the related  Mortgagor  under the related  Mortgage
Note.

         Mortgage:  The  mortgage,  deed of trust or other  instrument  securing a Mortgage  Note which creates a first lien on an  unsubordinated  estate in fee simple in real property securing the Mortgage
Note.

         Mortgage  Interest  Rate:  The annual rate at which  interest  accrues on any Mortgage Loan in accordance  with the  provisions  of the  related  Mortgage  Note,  and in the case of an ARM Loan,  as adjusted from time to time on each  Adjustment  Date for such Mortgage Loan to equal the Index for such
Mortgage Loan plus the Margin for such Mortgage Loan,  and subject to the  limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

         Mortgage  Loan: An  individual  Mortgage Loan  described  herein and as further  identified on the Mortgage  Loan  Schedule,  which  Mortgage  Loan  includes  without  limitation  the Mortgage  Loan
Documents, the Monthly Payments,  Principal Prepayments,  Liquidation Proceeds,  Condemnation Proceeds,
Insurance  Proceeds,  REO  Disposition  Proceeds,  and  all  other  rights,   benefits,   proceeds  and
obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents:  The original mortgage loan legal documents held by the Custodian.

         Mortgage  Loan  Remittance  Rate:  With  respect to each  Mortgage  Loan,  the annual  rate of interest  remitted to the Owner,  which shall be equal to the related Mortgage  Interest Rate minus the
Servicing Fee Rate.

         Mortgage Loan  Schedule:  The schedule of Mortgage  Loans  attached  hereto as Exhibit A, such schedule being acceptable to the Owner and the Servicer.

         Mortgage  Note:  The note or other evidence of the  indebtedness  of a Mortgagor  secured by a
Mortgage.

         Mortgaged Property:  The underlying real property securing repayment of a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Liquidation  Proceeds:  As to any Mortgage Loan,  Liquidation Proceeds net of unreimbursed
Servicing  Advances,  Servicing  Fees and Monthly  Advances  and  expenses  incurred by the Servicer in connection with the liquidation of the Mortgage Loan and the related Mortgaged Property.

         Nonrecoverable  Advance:  Any  advance  previously  made by the  Servicer  pursuant to Section
5.03 or any  Servicing  Advance  proposed to be made by the  Servicer in respect of a Mortgage  Loan or
REO Property  which, in the good faith judgment of the Servicer,  may not be ultimately  recoverable by the Servicer from Liquidation  Proceeds or Insurance  Proceeds on such Mortgage Loan or REO Property as provided  herein.  The  determination  by the Servicer that it has made a  Nonrecoverable  Advance,  or that a proposed  advance may constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officer's
Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

         Officer's  Certificate:  A certificate  signed by the Chairman of the Board, the Vice Chairman of the Board,  the  President,  a Senior Vice  President or a Vice President or by the Treasurer or the
Secretary or one of the Assistant  Treasurers or Assistant  Secretaries of the Servicer,  and delivered to the Owner as required by this Agreement.

         Opinion of  Counsel:  A written  opinion of  counsel,  who may be an  employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

         Owner:  Structured  Asset  Mortgage  Investments  II  Inc.  ("SAMI  II"),  its  successors  in interest and assigns (including the Trustee in connection with a Pass-Through Transfer).

         Partial  Principal  Prepayment:  A Principal  Prepayment by a Mortgagor of a partial principal balance of a Mortgage Loan.

         Pass-Through  Transfer:  Any transaction involving either (1) a sale or other transfer of some or all of the  Mortgage  Loans  directly  or  indirectly  to an issuing  entity in  connection  with an issuance of publicly offered or privately placed,  rated or unrated  mortgage-backed  securities or (2)
an issuance of publicly  offered or  privately  placed,  rated or unrated  securities,  the payments on which are determined  primarily by reference to one or more  portfolios of  residential  mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Periodic  Rate Cap:  With  respect to each ARM Loan,  the maximum  increase or decrease in the
Mortgage Interest Rate on any Adjustment Date.

         Permitted Investments:  Any one or more of the following obligations or securities:

                  (i)      direct  obligations  of, and  obligations  the  timely  payment of which are fully guaranteed by the United States of America or any agency or  instrumentality of the United  States of America the  obligations  of which are backed by the full faith and credit of the United States of America;

                  (ii)     (a) demand or time deposits,  federal funds or bankers'  acceptances  issued by any  depository  institution or trust company  incorporated  under the laws of the
                  United  States of America or any state thereof  (including  any Trustee or the Master
                  Servicer) and subject to supervision  and examination by federal and/or state banking authorities,  provided that the commercial paper and/or the short-term deposit rating and/or the  long-term  unsecured  debt  obligations  or deposits  of such  depository institution  or  trust  company  at  the  time  of  such  investment  or  contractual commitment  providing for such  investment are rated in one of the two highest rating categories  by each  Rating  Agency  and (b) any  other  demand  or time  deposit  or certificate  of  deposit  that is fully  insured  by the  Federal  Deposit  Insurance
                  Corporation;

                  (iii)    repurchase  obligations with respect to (a) any security described in clause
                  (i)  above  or  (b)  any  other  security  issued  or  guaranteed  by  an  agency  or instrumentality of the United States of America,  the obligations of which are backed by the full faith and credit of the United States of America,  in either case entered into with a depository  institution or trust company (acting as principal)  described in clause (ii)(a) above;

                  (iv)     securities  bearing interest or sold at a discount issued by any corporation
                  (including  any Trustee or the Master  Servicer)  incorporated  under the laws of the
                  United  States  of  America  or any  state  thereof  that are rated in one of the two highest  rating  categories by each Rating  Agency at the time of such  investment or contractual  commitment  providing  for  such  investment;  provided,  however,  that securities issued by any particular  corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding  principal amount of securities issued by such corporation and held as Permitted  Investments to exceed
                  10% of the aggregate  outstanding principal balances and amounts of all the Permitted
                  Investments;

                  (v)      commercial paper (including both  non-interest-bearing  discount obligations and  interest-bearing  obligations  payable on demand or on a specified date not more than one year after the date of issuance  thereof)  which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

                  (vi)     any other  demand,  money market or time  deposit,  obligation,  security or investment as may be acceptable to each Rating Agency; and

                  (vii)    any money  market  funds the  collateral  of which  consists of  obligations fully guaranteed by the United States of America or any agency or  instrumentality of the United  States of America the  obligations  of which are backed by the full faith and credit of the United States of America (which may include repurchase  obligations secured by collateral described in clause (i)) and other securities  (including money market or common  trust  funds for which any  Trustee or the Master  Servicer  or any affiliate  thereof  acts as a manager or an advisor) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par.

         Person: Any individual,  corporation,  partnership,  joint venture,  association,  joint-stock company, limited liability company, trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Prepayment  Charge:  Any  prepayment  premium,  penalty or charge  payable by a  Mortgagor  in connection  with any  Principal  Prepayment  on a Mortgage  Loan  pursuant  to the terms of the related
Mortgage Note.

         Prepayment  Interest Excess:  With respect to any Remittance Date, for each Mortgage Loan that was the  subject  of a  Principal  Prepayment  in full or in part  during the  portion  of the  related
Prepayment  Period occurring  between the first day of the calendar month in which such Remittance Date occurs and the  Determination  Date of the calendar  month in which such  Remittance  Date  occurs,  an amount equal to interest (to the extent  received) at the applicable  Mortgage Loan  Remittance Rate on the  amount of such  Principal  Prepayment  for the number of days  commencing  on the first day of the calendar  month in which  such  Remittance  Date  occurs  and  ending  on the last date  through  which interest is collected from the related Mortgagor.

         Prepayment  Interest  Shortfall:  With respect to any Remittance  Date, for each such Mortgage
Loan that was the  subject of a  Principal  Prepayment  during the  portion of the  related  Prepayment
Period  occurring  between  the  first day of the  related  Prepayment  Period  and the last day of the calendar month preceding the month in which such  Remittance  Date occurs,  an amount equal to interest
(to be paid by the  Servicer out of its own funds  without  reimbursement  therefor) at the  applicable
Mortgage  Loan  Remittance  Rate on the  amount of such  Principal  Prepayment  for the  number of days commencing  on the date on which the  prepayment  is applied and ending on the last day of the calendar month preceding such Remittance Date.

         Prepayment  Period: As to any Remittance Date, (a) in the case of Full Principal  Prepayments, the period  commencing on the 16th day of the month prior to the month in which the related  Remittance
Date occurs and ending on the 15th day of the month in which such  Remittance  Date occurs,  and (b) in the case of Partial Principal Prepayments or other recoveries, the preceding calendar month.

         Primary  Mortgage  Insurance  Policy:  Each  primary  policy  of  mortgage  insurance,  or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

         Prime Rate:  The prime rate of U.S.  money center banks as published  from time to time in The
Wall Street Journal.

         Principal  Prepayment:  Any payment or other  recovery of principal on a Mortgage Loan full or partial  which is received in advance of its scheduled Due Date,  including any  Prepayment  Charge and which is not accompanied by an amount of interest  representing  scheduled  interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Qualified  Appraiser:  An  appraiser,  duly  appointed by the  Servicer,  who had no interest, direct or indirect in the  Mortgaged  Property or in any loan made on the security  thereof,  and whose compensation  is not affected by the approval or disapproval of the Mortgage Loan,  which appraiser and the  appraisal  made by such  appraiser  both  satisfy the  requirements  of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         Qualified  Depository:  (a) The  Custodian,  (b) a  depository,  the  accounts  of  which  are insured  by the FDIC and the short term debt  ratings  and the long term  deposit  ratings of which are rated in one of the two highest  rating  categories  by either of Moody's  Investors  Service,  Inc. or
Fitch,  Inc., or (c) a depository,  the short-term debt  obligations,  or other short-term  deposits of which are rated at least  'A-2' and the  long-term  unsecured  debt  obligations  of which are rated at least 'AA-' by Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc.

         Qualified  Insurer:  An  insurance  company  duly  qualified  as such  under  the  laws of the states in which the Mortgaged  Properties are located,  duly  authorized and licensed in such states to transact  the  applicable  insurance  business  and to write the  insurance  provided,  approved  as an insurer by Fannie Mae and Freddie Mac.

         Rating  Agency:  Standard & Poor's  Ratings  Service,  a division of The McGraw Hill Companies
Inc., and Moody's Investors Service, Inc.

         Realized  Loss:  With  respect  to each  Mortgage  Loan which is the  subject  of a  Servicing
Modification  during the calendar  month  immediately  preceding the related  distribution  date of the related  trust,  the sum of (a) the total  amount of interest  and  principal  which is  forgiven  with respect  to the  related  Mortgage  Loan  and (b) the  amount  of any  Servicing  Advances  made by the
Servicer  with  respect to such  Mortgage  Loan which are  reimbursable  from the related  trust by the
Servicer with respect to that Servicing Modification.

         Reconstitution  Agreement:  Any agreement  involving any  Pass-Through  Transfer or Whole Loan
Transfer.

         Regulation  AB:  Subpart  229.1100  - Asset  Backed  Securities  (Regulation  AB),  17  C.F.R.
§§229.1100-229.1123,   as  amended  from  time  to  time,  and  subject  to  such   clarification   and
interpretation  as  have  been  provided  by the  Commission  in  the  adopting  release  (Asset-Backed
Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC:  A "real  estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code.

         REMIC  Provisions:  The  provisions of the Federal  income tax law relating to a REMIC,  which appear at Section 860A through 860G of the Code, and related  provisions,  and regulations,  rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance  Date:  The  Remittance  Date shall be the 20th day of any  month,  or if such 20th day is not a Business Day, the first Business Day immediately preceding such 20th day.

         REO Disposition:   The final sale by the Servicer of any REO Property.

         REO  Disposition  Proceeds:  Amounts  received by the  Servicer in  connection  with a related
REO Disposition.

         REO  Property:  A  Mortgaged  Property  acquired  by the  Servicer  on  behalf of the Owner as described in Section 4.13.

         SAMI II:  Structured Asset Mortgage Investments II Inc.

         Sarbanes  Certification:  A certification  required pursuant to The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission  promulgated  thereunder (including any interpretations or amendments thereof by the Commission's staff).

         Securities Act:  The Securities Act of 1933, as amended.

         Securities  Administrator:  The  securities  administrator  with  respect to any  Pass-Through
Transfer.

         Servicer:  EMC Mortgage  Corporation,  or any of its  successors  in interest or any successor under this Agreement appointed as herein provided.

         Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of  pocket"  costs and expenses (including  reasonable  attorneys' fees and disbursements)  incurred in the performance by the
Servicer of its servicing  obligations relating to each Mortgage Loan,  including,  but not limited to, the cost of (a) the  preservation,  restoration  and  protection  of the  Mortgaged  Property,  (b) any enforcement,  administrative or judicial proceedings,  or any legal work or advice specifically related
to  servicing  the  Mortgage  Loans,   including  but  not  limited  to,  foreclosures,   bankruptcies,
condemnations,  drug seizures,  elections,  foreclosures  by subordinate or superior  lienholders,  and other legal  actions  incidental to the servicing of the Mortgage  Loans  (provided  that such expenses are reasonable  and that the Servicer  specifies the Mortgage  Loan(s) to which such expenses  relate),
(c) the management and liquidation of the Mortgaged  Property if the Mortgaged  Property is acquired in full or partial  satisfaction of the Mortgage,  (d) taxes,  assessments,  water rates,  sewer rates and other  charges  which are or may  become a lien  upon the  Mortgaged  Property,  and  Primary  Mortgage
Insurance  Policy  premiums  and  fire  and  hazard  insurance  coverage  and (e)  compliance  with the obligations under Section 4.08.

         Servicing  Criteria:  As of any date of determination,  the "servicing  criteria" set forth in
Item 1122(d) of Regulation AB, or any amendments  thereto,  a summary of the  requirements  of which as of the date hereof is attached  hereto as Exhibit H for  convenience  of reference  only.  In the event of a  conflict  or  inconsistency  between  the  terms of  Exhibit  H and the text of Item  1122(d)  of
Regulation  AB, the text of Item 1122(d) of Regulation AB shall  control (or those  Servicing  Criteria otherwise  mutually  agreed to by the Owner,  the Servicer and any Person that will be responsible  for signing any  Sarbanes  Certification  with respect to a  Pass-Through  Transfer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit H).

         Servicing  Fee: With respect to each  Mortgage  Loan,  the amount of the annual  servicing fee the  Owner  shall  pay to the  Servicer,  which  shall,  for a period  of one full  month,  be equal to one-twelfth of the product of (a) the applicable  Servicing Fee Rate and (b) the outstanding  principal balance of the  Mortgage  Loan.  Such fee shall be payable  monthly,  computed on the basis of the same principal  amount  and period  respecting  which any  related  interest  payment on a Mortgage  Loan is computed.  The  obligation  of the Owner to pay the  Servicing Fee is limited to, and the Servicing Fee is  payable  from the  interest  portion  of such  Monthly  Payment  collected  by the  Servicer  or as otherwise provided under Section 4.05.

         Servicing Fee Rate:  The Servicing Fee Rate shall be a rate per annum equal to 0.375%.

         Servicing  File: The documents,  records and other items  pertaining to a particular  Mortgage
Loan and any  additional  documents  relating to such  Mortgage  Loan as are in, or as may from time to time come into, the Servicer's possession.

         Servicing  Officer:  Any  officer  of the  Servicer  involved  in,  or  responsible  for,  the administration  and servicing of the Mortgage Loans whose name appears on a list of servicing  officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

         Servicing Modification: Any modification of a Mortgage Loan which is effected by the
Servicer in accordance with the terms of this Agreement.

         Stated Principal  Balance:  As to each Mortgage Loan as of any date of determination,  (i) the principal  balance of such  Mortgage Loan after giving effect to payments of principal due and received or for which a Monthly  Advance has been made,  minus (ii) all amounts  previously  distributed  to the
Owner with respect to the Mortgage Loan representing Principal Prepayments.

         Subcontractor:  Any vendor,  subcontractor  or other  Person that is not  responsible  for the overall  servicing (as  "servicing"  is commonly  understood  by  participants  in the  mortgage-backed securities  market) of Mortgage  Loans but performs one or more discrete  functions  identified in Item
1122(d) of  Regulation  AB with  respect to Mortgage  Loans under the  direction  or  authority  of the
Servicer or a Subservicer.

         Subservicer:  Any  Person  that  services  Mortgage  Loans on  behalf of the  Servicer  or any
Subservicer  and is  responsible  for the  performance  (whether  directly or through  Subservicers  or
Subcontractors) of a substantial  portion of the material servicing  functions required to be performed by the Servicer  under this  Agreement or any  Reconstitution  Agreement  that are  identified  in Item
1122(d) of Regulation AB.

         Trustee:  The Person appointed as trustee in connection with any Pass-Through Transfer.

         Whole Loan  Transfer:  The sale or  transfer of some or all of the  ownership  interest in the
Mortgage Loans by the Owner to one or more third parties in whole loan or participation  format,  which third party may be Fannie Mae or Freddie Mac.

                                              ARTICLE II
  SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE
                                            LOAN DOCUMENTS

         Section 2.01.  Servicing of Mortgage Loans.

         The Servicer does hereby agree to service the Mortgage  Loans in accordance  with the terms of this  Agreement.  The rights of the Owner to receive  payments with respect to the Mortgage Loans shall be as set forth in this Agreement.

         Section 2.02.  Maintenance of Servicing Files.

         The  Servicer  shall  maintain a Servicing  File  consisting  of all  documents  necessary  to service the Mortgage  Loans.  The  possession  of each  Servicing  File by the Servicer is for the sole purpose of servicing  the Mortgage  Loan,  and such  retention  and  possession by the Servicer is in a custodial  capacity  only.  The  Servicer  acknowledges  that  the  ownership  of each  Mortgage  Loan, including  the Note,  the  Mortgage,  all other  Mortgage  Loan  Documents  and all  rights,  benefits, proceeds and obligations  arising therefrom or in connection  therewith,  has been vested in the Owner.
All rights  arising out of the Mortgage Loans  including,  but not limited to, all funds received on or in connection  with the Mortgage  Loans and all records or documents with respect to the Mortgage Loans prepared  by or which  come into the  possession  of the  Servicer  shall be  received  and held by the
Servicer in trust for the exclusive  benefit of the Owner as the owner of the related  Mortgage  Loans.
Any portion of the related  Servicing Files retained by the Servicer shall be appropriately  identified in the Servicer's  computer  system to clearly  reflect the ownership of the related  Mortgage Loans by the Owner.  The  Servicer  shall  release its custody of the  contents of the related  Servicing  Files only in  accordance  with written  instructions  of the Owner,  except when such release is required as incidental to the Servicer's  servicing of the Mortgage Loans, such written  instructions  shall not be required.

         Section 2.03.  Books and Records.

         The Servicer shall be  responsible  for  maintaining,  and shall  maintain,  a complete set of books and records for the Mortgage  Loans which shall be  appropriately  identified  in the  Servicer's computer  system to clearly  reflect the  ownership of the Mortgage Loan by the Owner.  In  particular, the Servicer shall maintain in its  possession,  available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand,  evidence of compliance  with all federal,  state and local laws,  rules and regulations,  and requirements of Fannie Mae or Freddie Mac, as applicable,  including but not  limited to  documentation  as to the  method  used in  determining  the  applicability  of the provisions  of the Flood  Disaster  Protection  Act of 1973,  as amended,  to the  Mortgaged  Property, documentation  evidencing  insurance  coverage and eligibility of any condominium  project for approval by Fannie  Mae and  periodic  inspection  reports  as  required  by Section  4.13.  To the extent  that original  documents are not required for purposes of realization  of Liquidation  Proceeds or Insurance
Proceeds,  documents  maintained  by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating  original  documents,  including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

         The Servicer  shall  maintain with respect to each Mortgage Loan and shall make  available for inspection  by any Owner or its  designee the related  Servicing  File (or copies  thereof)  during the time the Owner retains  ownership of a Mortgage Loan and thereafter in accordance  with applicable laws and regulations.

         Section 2.04.  Transfer of Mortgage Loans.

         No transfer of a Mortgage  Loan may be made unless  such  transfer is in  compliance  with the terms hereof.  For the purposes of this  Agreement,  the Servicer  shall be under no obligation to deal with any person with respect to this  Agreement  or any  Mortgage  Loan unless a notice of the transfer of such Mortgage  Loan has been  delivered to the Servicer in  accordance  with this Section 2.04.  The
Owner may,  subject  to the terms of this  Agreement,  sell and  transfer  one or more of the  Mortgage
Loans in accordance with Sections 10.02 and 11.12,  provided,  however, that the transferee will not be deemed to be an Owner  hereunder  binding  upon the  Servicer  unless  such  transferee  shall agree in writing to be bound by the terms of this  Agreement and an assignment  and assumption of this Agreement reasonably  acceptable  to the  Servicer.  The Owner  shall  advise  the  Servicer  in  writing  of the transfer.  Upon receipt of notice of the  permitted  transfer,  the  Servicer  shall mark its books and records to reflect  the  ownership  of the  Mortgage  Loans of such  assignee,  and shall  release  the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

         Section 2.05.  Delivery of Mortgage Loan Documents.

         The  Servicer  shall  forward  to the  Custodian  on behalf of the  Owner  original  documents evidencing an assumption,  modification,  consolidation  or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within 4 week(s) of their execution;  provided,  however,  that the  Servicer  shall  provide the  Custodian  on behalf of the Owner with a certified  true copy of any such document  submitted for  recordation  within 4 week(s) after its execution,  and shall provide the original  of any  document  submitted  for  recordation  or a copy of such  document  certified  by the appropriate  public  recording office to be a true and complete copy of the original within 180 days of its  execution.  If  delivery  is not  completed  within 180 days  solely due to delays in making  such delivery by reason of the fact that such  documents  shall not have been  returned  by the  appropriate recording  office,  the Servicer shall  continue to use its best efforts to effect  delivery as soon as possible thereafter.

         From time to time the Servicer may have a need for Mortgage  Loan  Documents to be released by the  Custodian.  If the Servicer shall require any of the Mortgage Loan  Documents,  the Servicer shall notify the  Custodian  in  writing of such  request in the form of the  request  for  release  attached hereto as Exhibit D. The Custodian  shall deliver to the Servicer  within five (5) Business  Days,  any
requested  Mortgage  Loan  Document  previously   delivered  to  the  Custodian,   provided  that  such
documentation  is promptly  returned to the Custodian when the Servicer no longer  requires  possession of the  document,  and  provided  that  during  the time  that any  such  documentation  is held by the
Servicer, such possession is in trust for the benefit of the Owner.

                                              ARTICLE III
                            REPRESENTATIONS AND WARRANTIES OF THE SERVICER

         The Servicer  represents,  warrants  and  covenants to the Owner that as of the date hereof or as of such date specifically provided herein:

         (a) The Servicer is a validly  existing  corporation  in good  standing  under the laws of the
State of its  organization  and is qualified to transact  business  in, is in good  standing  under the laws of, and possesses  all licenses  necessary for the conduct of its business in, each state in which any  Mortgaged  Property is located or is otherwise  exempt or not  required  under  applicable  law to effect  such  qualification  or license and no demand for such  qualification  or license has been made upon the Servicer by any such state,  and in any event the Servicer is in  compliance  with the laws of each such State to the extent  necessary to ensure the  enforceability  of each  Mortgage  Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

         (b) The Servicer has full power and  authority to execute,  deliver and perform,  and to enter into and  consummate  all  transactions  contemplated  by this Agreement and to conduct its business as presently  conducted,  has duly  authorized the execution,  delivery and performance of this Agreement, has duly executed and delivered  this  Agreement,  and this  Agreement  constitutes a legal,  valid and binding  obligation of the  Servicer,  enforceable  against it in accordance  with its terms subject to bankruptcy  laws and other  similar  laws of general  application  affecting  rights of  creditors  and subject to the  application of the rules of equity,  including  those  respecting the  availability  of specific performance;

         (c)  None  of  the  execution  and  delivery  of  this  Agreement,  the  consummation  of  the transactions  contemplated  thereby and hereby,  or the fulfillment of or compliance with the terms and conditions  of this  Agreement  will  conflict  with any of the terms,  conditions or provisions of the
Servicer's  articles of incorporation  or by-laws or materially  conflict with or result in a breach of any of the terms,  conditions or provisions of any legal  restriction or any agreement or instrument to which the  Servicer  is now a party or by which it is bound,  or  constitute  a default or result in an acceleration  under any of the  foregoing,  or  result  in the  material  violation  of any law,  rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

         (d) There is no litigation  pending or, to the Servicer's  knowledge,  threatened with respect to the  Servicer  which is  reasonably  likely to have a  material  adverse  effect  on the  execution, delivery  or  enforceability  of this  Agreement,  or which is  reasonably  likely  to have a  material adverse effect on the financial condition of the Servicer;

         (e) No  consent,  approval,  authorization  or order of any  court or  governmental  agency or body is required for the  execution,  delivery and  performance by the Servicer of or compliance by the
Servicer with this Agreement or the  consummation  of the  transactions  contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

         (f) The  Servicer is an approved  seller/servicer  of  residential  mortgage  loans for Fannie
Mae and Freddie  Mac.  The Servicer is in good  standing to service  mortgage  loans for Fannie Mae and
Freddie Mac and no event has occurred which would make the Servicer  unable to comply with  eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

         (g)  As of the  date  of  each  Pass-Through  Transfer,  and  except  as  has  been  otherwise disclosed to the Owner, the Master Servicer and any Depositor,  or disclosed in any public filing:  (1)
no  default  or  servicing  related  performance  trigger  has  occurred  as to any other  Pass-Through
Transfer  due to any  act or  failure  to act of  the  Servicer;  (2) no  material  noncompliance  with applicable  servicing  criteria as to any other Pass-Through  Transfer has occurred,  been disclosed or reported by the  Servicer;  (3) the  Servicer  has not been  terminated  as  servicer in a  residential mortgage  loan  Pass-Through  Transfer,  either  due to a  servicing  default  or to  application  of a servicing  performance test or trigger;  (4) no material changes to the Servicer's  servicing  policies and procedures for similar loans have occurred in the preceding  three years;  (5) there are no aspects of the Servicer's  financial  condition that could have a material adverse impact on the performance by the Servicer of its obligations  hereunder;  (6) there are no legal proceedings pending, or known to be contemplated by governmental  authorities,  against the Servicer that could be material to investors in the securities issued in such Pass-Through Transfer;  and (7) there are no affiliations,  relationships or  transactions  relating to the Servicer of a type that are  described  under Item 1119 of Regulation
AB;

         (h) If so  requested  by the Owner,  the Master  Servicer or any  Depositor  on any date,  the
Servicer  shall,  within five Business Days following such request,  confirm in writing the accuracy of the  representations  and  warranties  set  forth  in  clause  (g) of  this  Article  or,  if any  such representation  and  warranty  is not  accurate  as of the  date of such  request,  provide  reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party;

         (i)  Notwithstanding  anything to the contrary in the Agreement,  the Servicer shall (or shall cause each  Subservicer)  (i)  immediately  notify the Owner,  the Master Servicer and any Depositor in writing of (A) any material  litigation or  governmental  proceedings  pending  against the Servicer or any Subservicer,  (B) any affiliations or  relationships  that develop  following the closing date of a
Pass-Through  Transfer  between the  Servicer or any  Subservicer  and any of the parties  specified in clause  (7) of  paragraph  (g) of this  Article  (and any other  parties  identified  in writing by the requesting  party)  with  respect to such  Pass-Through  Transfer,  (C) any Event of Default  under the terms of this  Agreement or any  Reconstitution  Agreement,  (D) any merger,  consolidation  or sale of substantially  all of the assets of the Company,  and (E) the Company's  entry into an agreement with a
Subservicer  to perform or assist in the  performance  of any of the Company's  obligations  under this
Agreement  or any  Reconstitution  Agreement  and  (ii)  provide  to the  Owner  and  any  Depositor  a description of such proceedings, affiliations or relationships;

         (j) As a  condition  to the  succession  to the  Servicer  or any  Subservicer  as servicer or subservicer  under this  Agreement  or any  Reconstitution  Agreement  by any Person (i) into which the
Servicer  or such  Subservicer  may be merged or  consolidated,  or (ii)  which may be  appointed  as a successor  to the Servicer or any  Subservicer,  the Servicer  shall  provide to the Owner,  the Master
Servicer and any Depositor,  at least 15 calendar days prior to the effective  date of such  succession or  appointment,  (x)  written  notice to the Owner,  the Master  Servicer  and any  Depositor  of such succession or appointment and (y) in writing and in form and substance  reasonably  satisfactory to the
Owner, the Master Servicer and such Depositor,  all information  reasonably requested by the Owner, the
Master  Servicer or any Depositor in order to comply with its reporting  obligation  under Item 6.02 of
Form 8-K with respect to any class of asset-backed securities; and

         (k)      Servicer has delivered to the Owner and the Master Servicer  financial  statements of its parent,  for its last two complete  fiscal years.  All such financial  information  fairly presents the pertinent  results of  operations  and financial  position for the period  identified  and has been prepared in accordance with GAAP consistently  applied  throughout the periods involved,  except as set forth in the  notes  thereto.  There  has been no  change in the  servicing  policies  and  procedures, business, operations,  financial condition,  properties or assets of the Servicer since the date of the
Servicer's  financial  information  that would have a material adverse effect on its ability to perform its obligations under this Agreement.

                                              ARTICLE IV
                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 4.01.  Servicer to Act as Servicer.

         The Servicer,  as  independent  contract  servicer,  shall service and administer the Mortgage
Loans  in  accordance  with  this  Agreement  and  with  Accepted   Servicing   Practices  (giving  due
consideration  to the  Owner's  reliance  on the  Servicer),  and shall have full power and  authority, acting  alone,  to do or cause to be done any and all  things in  connection  with such  servicing  and administration  which the Servicer may deem  necessary or desirable  and  consistent  with the terms of this  Agreement  and with  Accepted  Servicing  Practices  and  shall  exercise  the same  care that it customarily  employs  for  its own  account.  In  addition,  the  Servicer  shall  furnish  information regarding  the borrower  credit files related to such  Mortgage  Loan to credit  reporting  agencies in compliance  with the  provisions  of the Fair  Credit  Reporting  Act and the  applicable  implementing regulations.  Except as set forth in this  Agreement,  the Servicer shall service the Mortgage Loans in accordance  with  Accepted  Servicing  Practices in  compliance  with the  servicing  provisions of the
Fannie Mae Guide,  which  include,  but are not limited to,  provisions  regarding the  liquidation  of
Mortgage  Loans,  the collection of Mortgage Loan payments,  the payment of taxes,  insurance and other charges,  the  maintenance of hazard  insurance with a Qualified  Insurer,  the maintenance of fidelity bond and errors and omissions  insurance,  inspections,  the  restoration  of Mortgaged  Property,  the maintenance of Primary Mortgage Insurance Policies,  insurance claims, and title insurance,  management of REO Property,  permitted withdrawals with respect to REO Property,  liquidation reports, and reports of  foreclosures  and  abandonments  of Mortgaged  Property,  the transfer of Mortgaged  Property,  the release of Mortgage Loan Documents,  annual statements,  and examination of records and facilities.  In the event of any conflict,  inconsistency  or  discrepancy  between any of the servicing  provisions of this  Agreement and any of the servicing  provisions  of the Fannie Mae Guide,  the  provisions of this
Agreement  shall  control  and be  binding  upon the Owner and the  Servicer.  The  Owner  may,  at its option,  deliver  powers-of-attorney  to the Servicer  sufficient  to allow the Servicer as servicer to execute all documentation  requiring  execution on behalf of Owner with respect to the servicing of the
Mortgage   Loans,   including   satisfactions,   partial   releases,   modifications   and  foreclosure
documentation  or, in the  alternative,  shall as promptly as reasonably  possible,  execute and return such documentation to the Servicer.

         Consistent with and in addition to the terms set forth in this  Agreement,  if a Mortgage Loan is in default or such default is reasonably  foreseeable,  the Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant indulgence to any mortgagor,  including  without  limitation,  to (1) capitalize any amounts owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan,  (2) defer such amounts to a later date or the final  payment date of such Mortgage
Loan,  (3) extend the  maturity  of any such  Mortgage  Loan,  (4) amend the related  Mortgage  Note to reduce the related  Mortgage Rate with respect to any Mortgage  Loan,  (5) convert the Mortgage Rate on any  Mortgage  Loan from a fixed  rate to an  adjustable  rate or vice  versa,  (6) with  respect  to a mortgage  loan with an initial  fixed rate period  followed by an  adjustable  rate period,  extend the fixed  period and reduced the  adjustable  rate  period,  and/or (7) forgive the amount of any interest and principal owed by the related  Mortgagor;  provided that, in the Servicer's  reasonable and prudent determination,  such waiver,  modification,  postponement or indulgence:  (A) is not materially adverse to the interests of the Owner on a present value basis using reasonable  assumptions  (including taking into account any  estimated  Realized  Loss that might  result  absent such  action);  and (B) does not amend the  related  Mortgage  Note to extend  the  maturity  thereof  later than the date of the Latest
Possible  Maturity Date (as such term is defined in the related  pooling and servicing  agreement).  In connection  with any  modification  which is not in  connection  with a  situation  where  the  related
Mortgagor is in default or such  default is  reasonably  foreseeable,  unless the Servicer has provided to the Owner a  certification  addressed  to the Owner,  based on the  advice of  counsel or  certified public  accountants  that have a  national  reputation  with  respect  to  taxation  of  REMICs  that a modification  of such  Mortgage Loan will not result in the  imposition of taxes on or disqualify  from
REMIC status any of the REMICs and has obtained the prior  written  consent of the Owner,  the Servicer shall not permit any  modification  with respect to any Mortgage Loan.  Notwithstanding  the foregoing, for any  modification  which may result in a Realized Loss of 20% or more of the outstanding  principal balance of a Mortgage  Loan,  the Company shall present such proposed  modification,  together with any supporting documentation, to the Master Servicer for consideration and approval.

         In the event of any such  waiver,  modification,  postponement  or  indulgence  which has been agreed to in writing by the Owner and which  permits the deferral of interest or principal  payments on any  Mortgage  Loan,  the  Servicer  shall,  on the  Business  Day  immediately  preceding  the related
Remittance  Date in any  month in which any such  principal  or  interest  payment  has been  deferred, deposit in the  Custodial  Account  from its own funds,  in  accordance  with  Section 4.04 and Section
5.03,  the  difference  between (a) such  month's  principal  and one  month's  interest at the related
Mortgage  Loan  Remittance  Rate on the  unpaid  principal  balance of such  Mortgage  Loan and (b) the amount paid by the  Mortgagor.  The Servicer  shall be entitled to  reimbursement  for such advances to the same extent as for all other  advances  pursuant to Section 4.05.  Without  limiting the generality of the foregoing,  the Servicer shall  continue,  and is hereby  authorized and empowered,  to prepare, execute and deliver,  all instruments of satisfaction or  cancellation,  or of partial or full release, discharge and all other  comparable  instruments,  with respect to the Mortgage  Loans and with respect to the Mortgaged Properties.

         In connection  with any such Servicing  Modification,  the Servicer may reimburse  itself from the related  trust for any  outstanding  Monthly  Advances  and  Servicing  Advances at the time of the modification  to the extent  interest and principal is forgiven or Servicing  Advances are  reimbursed.
Any such reimbursement  shall occur during the same calendar month as the Servicing  Modification,  and any such  reimbursement  will be treated as a Realized Loss which will be incurred on the  distribution date of the related  trust  related to the  calendar  month  during  which the  Servicing  Modification occurred.  To the extent  Monthly  Advances and  Servicing  Advances or other amounts owed the Servicer are  capitalized,  the related  Servicer may reimburse  itself from such arrearages on a first priority basis.

         The Servicer  shall  perform all of its  servicing  responsibilities  hereunder or may cause a subservicer to perform any such servicing  responsibilities  on its behalf, but the use by the Servicer of a  subservicer  shall  not  release  the  Servicer  from any of its  obligations  hereunder  and the
Servicer  shall remain  responsible  hereunder for all acts and omissions of each  subservicer as fully as if such acts and omissions  were those of the Servicer.  Any such  subservicer  must be a Fannie Mae approved  seller/servicer  or a Freddie Mac  seller/servicer  in good  standing and no event shall have occurred,  including but not limited to, a change in insurance coverage,  which would make it unable to comply with the eligibility  requirements for lenders imposed by Fannie Mae or for  seller/servicers by
Freddie Mac, or which would  require  notification  to Fannie Mae or Freddie  Mac.  The Servicer  shall pay all fees and expenses of each  subservicer  from its own funds,  and a subservicer's  fee shall not exceed the Servicing Fee.

         At the  cost and  expense  of the  Servicer,  without  any  right  of  reimbursement  from the
Custodial  Account,  the Servicer shall be entitled to terminate the rights and  responsibilities  of a subservicer and arrange for any servicing  responsibilities to be performed by a successor  subservicer meeting the requirements in the preceding paragraph,  provided,  however, that nothing contained herein shall be deemed to prevent or  prohibit  the  Servicer,  at the  Servicer's  option,  from  electing to service the related  Mortgage  Loans  itself.  In the event that the  Servicer's  responsibilities  and duties under this Agreement are terminated  pursuant to Section 8.04,  9.01 or 10.01,  and if requested to do so by the  Owner,  the  Servicer  shall at its own cost and  expense  terminate  the  rights  and responsibilities  of each  subservicer  effective as of the date of  termination  of the Servicer.  The
Servicer  shall pay all fees,  expenses or penalties  necessary  in order to  terminate  the rights and responsibilities  of each  subservicer  from the  Servicer's own funds without  reimbursement  from the
Owner.

         Notwithstanding   any  of  the  provisions  of  this  Agreement   relating  to  agreements  or
arrangements  between the Servicer and a subservicer  or any reference  herein to actions taken through a subservicer  or otherwise,  the Servicer  shall not be relieved of its  obligations  to the Owner and shall be  obligated  to the same  extent  and under the same terms and  conditions  as if it alone were servicing  and  administering  the  Mortgage  Loans.  The  Servicer  shall be entitled to enter into an agreement  with a  subservicer  for  indemnification  of the  Servicer by the  subservicer  and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any  subservicing  agreement and any other  transactions or services  relating to the Mortgage
Loans involving a subservicer  shall be deemed to be between such  subservicer and Servicer alone,  and the Owner shall have no obligations,  duties or liabilities with respect to such Subservicer  including no obligation,  duty or liability of Owner to pay such  subservicer's  fees and expenses.  For purposes of  distributions  and  advances by the Servicer  pursuant to this  Agreement,  the  Servicer  shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

         Section 4.02.  Collection of Mortgage Loan Payments.

         Continuously  from the date hereof until the date each  Mortgage  Loan ceases to be subject to this  Agreement,  the  Servicer  will  proceed  with  diligence  to collect all payments due under each
Mortgage  Loan when the same shall  become due and  payable and shall,  to the extent  such  procedures shall be consistent  with this  Agreement  and the terms and  provisions  of related  Primary  Mortgage
Insurance  Policy,  follow such  collection  procedures  as it follows with  respect to mortgage  loans comparable  to the  Mortgage  Loans  and held for its own  account.  Further,  the  Servicer  will take reasonable care in ascertaining and estimating annual ground rents,  taxes,  assessments,  water rates, fire and hazard  insurance  premiums,  mortgage  insurance  premiums,  and all other  charges  that, as provided in the Mortgage,  will become due and payable to the end that the installments  payable by the
Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         The Servicer shall not waive any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal, or any local, state or federal  agency has  threatened  legal  action if the  prepayment  penalty  is  enforced,  (iii) the mortgage debt has been  accelerated in connection  with a foreclosure or other  involuntary  payment or
(iv) such waiver is  standard  and  customary  in  servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would,  in the  reasonable  judgment of the Servicer, maximize  recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. If a Prepayment  Charge  (exclusive of any  Prepayment  Charges with regards to the Group II Mortgage  Loans,  but  inclusive  of any  Prepayment  Charges  with regards to the Group I
Mortgage  Loans) is waived,  but does not meet the  standards  described  above,  then the  Servicer is required to pay the amount of such waived  Prepayment  Charge by remitting  such amount to the Owner by the Remittance Date.

         Section 4.03.  Realization Upon Defaulted Mortgage Loans.

         The  Servicer  shall use its  reasonable  efforts,  consistent  with the  procedures  that the
Servicer  would use in  servicing  loans for its own  account  and the  requirements  of the Fannie Mae
Guide, to foreclose upon or otherwise  comparably convert the ownership of properties  securing such of the Mortgage  Loans as come into and continue in default and as to which no  satisfactory  arrangements can be made for  collection  of  delinquent  payments  pursuant to Section  4.01.  In  determining  the delinquency  status of any Mortgage  Loan, the Servicer will apply the definition of Delinquent as such term is  defined  under the  related  pooling  and  servicing  agreement.  The  Servicer  shall use its reasonable  efforts to realize  upon  defaulted  Mortgage  Loans in such  manner as will  maximize  the receipt of principal  and interest by the Owner,  taking into account,  among other things,  the timing of  foreclosure  proceedings.  The  foregoing is subject to the  provisions  that, in any case in which
Mortgaged  Property  shall have suffered  damage,  the Servicer shall not be required to expend its own funds toward the  restoration  of such property  unless it shall  determine in its  discretion (i) that such  restoration  will increase the proceeds of liquidation of the related  Mortgage Loan to the Owner after  reimbursement  to itself for such  expenses,  and (ii) that such expenses will be recoverable by the Servicer through Insurance  Proceeds or Liquidation  Proceeds from the related Mortgaged  Property, as  contemplated  in  Section  4.05.  The  Servicer  shall be  responsible  for all costs and  expenses incurred by it in any such proceedings or functions as Servicing Advances;  provided,  however, that it shall be entitled to reimbursement  therefor as provided in Section 4.05.  Notwithstanding  anything to the contrary  contained  herein,  in connection  with a foreclosure  or acceptance of a deed in lieu of foreclosure,  in the event the Servicer has  reasonable  cause to believe that a Mortgaged  Property is contaminated  by  hazardous  or toxic  substances  or wastes,  or if the Owner  otherwise  requests  an environmental  inspection or review of such Mortgaged  Property,  such an inspection or review is to be conducted by a qualified  inspector.  Upon  completion of the  inspection,  the Servicer shall promptly provide  the  Owner  with a  written  report  of the  environmental  inspection.  After  reviewing  the environmental  inspection  report,  the Owner shall  determine  how the  Servicer  shall  proceed  with respect to the Mortgaged Property.

         Section 4.04.       Establishment of Custodial Accounts; Deposits in Custodial Accounts.

         The Servicer  shall  segregate  and hold all funds  collected  and  received  pursuant to each
Mortgage Loan separate and apart from any of its own funds and general  assets and shall  establish and maintain  one  or  more  Custodial  Accounts.  Each  Custodial  Account  shall  be  established  with a
Qualified  Depository.  To the extent such funds are not deposited in a Custodial  Account,  such funds may be invested in Permitted  Investments  for the benefit of the Owner (with any income earned thereon for the benefit of the  Servicer).  Custodial  Accounts  will be  reconciled  within 45 days after bank statement  cutoff date.  Funds  deposited in the  Custodial  Account may be drawn on by the Servicer in accordance  with Section  4.05.  The creation of any  Custodial  Account shall be evidenced by a letter agreement  in the form  shown in Exhibit B hereto.  The  original  of such  letter  agreement  shall be furnished to the Owner upon  request.  The  Servicer  acknowledges  and agrees that the Servicer  shall bear any losses  incurred  with respect to Permitted  Investments.  The amount of any such losses shall be  immediately  deposited by the Servicer in the Custodial  Account,  out of the Servicer's own funds, with no right to reimbursement therefor.

         The  Servicer  shall  deposit in a mortgage  clearing  account  on a daily  basis,  and in the
Custodial  Account or Accounts no later than two (2) Business Days after receipt and  identification of funds and retain therein the following payments and collections:

                  (i)      all  payments  on  account of  principal,  including  Principal  Prepayments
         (exclusive  of any  Prepayment  Charges  with  regards  to the Group II  Mortgage  Loans,  but inclusive  of any  Prepayment  Charges  with  regards to the Group I Mortgage  Loans),  on the
         Mortgage Loans received after the Cut-off Date;

                  (ii)     all  payments on account of interest on the Mortgage  Loans  adjusted to the related Mortgage Loan Remittance Rate received after the Cut-off Date;

                  (iii)    all Net Liquidation Proceeds received after the Cut-off Date;

                  (iv)     any  net  amounts  received  by the  Servicer  after  the  Cut-off  Date  in connection with any REO Property pursuant to Section 4.13;

                  (v)      all Insurance  Proceeds  received after the Cut-off Date  including  amounts required to be deposited  pursuant to Sections  4.08 and 4.10,  other than proceeds to be held in the Escrow Account and applied to the  restoration  or repair of the Mortgaged  Property or released to the Mortgagor in accordance with the Servicer's normal servicing  procedures,  the loan documents or applicable law;

                  (vi)     all Condemnation  Proceeds  affecting any Mortgaged  Property received after the  Cut-off  Date other than  proceeds  to be held in the Escrow  Account  and applied to the restoration  or repair of the  Mortgaged  Property or released to the  Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (vii)    any Monthly Advances as provided in Section 5.03;

                  (viii)   any amounts  received after the Cut-off Date and required to be deposited in the Custodial Account pursuant to Section 6.02; and

                  (ix)     with respect to each full or partial  Principal  Prepayment  received  after the  Cut-off  Date,  any  Prepayment  Interest  Shortfalls,  to the  extent of the  Servicer's aggregate Servicing Fee received with respect to the related Due Period.

         The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  payments in the nature of late  payment  charges  and  assumption  fees,  to the extent  permitted  by Section  6.01,  and all
Prepayment Interest Excess need not be deposited by the Servicer in the Custodial Account.

         Section 4.05.  Permitted Withdrawals From the Custodial Account.

         The Servicer  may, from time to time,  make  withdrawals  from the  Custodial  Account for the following purposes:

         (i)      to make  payments  to the Owner in the  amounts  and in the  manner  provided  for in
Section 5.01;

         (ii)     to reimburse  itself for Monthly  Advances,  the Servicer's right to reimburse itself pursuant to this  subclause (ii) being limited to amounts  received on the related  Mortgage Loan which represent  late  collections  (net  of  the  related  Servicing  Fees)  of  principal  and/or  interest respecting which any such advance was made;

         (iii)    to reimburse itself for unreimbursed  Servicing  Advances and Monthly  Advances,  the
Servicer's  right to reimburse  itself  pursuant to this  subclause  (iii) with respect to any Mortgage
Loan being limited to  Liquidation  Proceeds,  Condemnation  Proceeds and Insurance  Proceeds  received after the Cut-off Date related to such Mortgage Loan;

         (iv)     to pay to itself as servicing  compensation  (a) any interest  earned on funds in the
Custodial  Account (all such interest to be withdrawn  monthly not later than each Remittance Date) and
(b) the  Servicing  Fee from that  portion  of any  payment  recovery  attributable  to  interest  on a particular Mortgage Loan;

         (v)      to reimburse  itself for any  Nonrecoverable  Advances or advances made in connection with any Servicing Modification pursuant to Section 4.01;

         (vi)     to transfer  funds to another  Qualified  Depository in accordance  with Section 4.09 hereof;

         (vii)    to reimburse itself as provided in Section 8.03 hereof;

         (viii)   to  remove  funds  inadvertently  placed  in the  Custodial  Account  in error by the
Servicer; and

         (ix)     to clear and terminate the Custodial Account upon the termination of this Agreement.

         Section 4.06.  Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Servicer  shall  segregate  and hold all funds  collected  and  received  pursuant to each
Mortgage  Loan  which  constitute  Escrow  Payments  separate  and apart  from any of its own funds and general  assets and shall  establish  and maintain  one or more Escrow  Accounts.  Each Escrow  Account shall be  established  with a Qualified  Depository.  To the extent such funds are not  deposited in an
Escrow  Account,  such funds may be invested in  Permitted  Investments.  Funds  deposited in an Escrow
Account may be drawn on by the Servicer in  accordance  with Section  4.07.  The creation of any Escrow
Account  shall be evidenced by a letter  agreement in the form shown in Exhibit C. The original of such letter  agreement shall be furnished to the Owner upon request.  The Servicer  acknowledges  and agrees that the Servicer  shall bear any losses  incurred  with respect to Permitted  Investments.  The amount of any  such  losses  shall  be  immediately  deposited  by the  Servicer  in the  Escrow  Account,  as appropriate, out of the Servicer's own funds, with no right to reimbursement therefor.

         The  Servicer  shall  deposit in a mortgage  clearing  account  on a daily  basis,  and in the
Escrow  Account or  Accounts  no later  than two (2)  Business  Days after  receipt of funds and retain therein:

         (i)      all Escrow Payments  collected on account of the Mortgage  Loans,  for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

         (ii)     all Insurance  Proceeds  which are to be applied to the  restoration or repair of any
Mortgaged Property; and

         (iii)    all Servicing  Advances for  Mortgagors  whose Escrow  Payments are  insufficient  to cover escrow disbursements.

         The Servicer  shall make  withdrawals  from an Escrow  Account only to effect such payments as are  required  under this  Agreement,  and for such other  purposes  as shall be as set forth in and in accordance  with Section 4.07.  Except as provided in Section 4.07,  the Servicer  shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

         Section 4.07.  Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Servicer only:

         (i)      to effect timely payments of ground rents, taxes, assessments,  water rates, fire and hazard insurance premiums,  Primary Mortgage Insurance Policy premiums,  if applicable,  and comparable items;

         (ii)     to reimburse  Servicer for any  Servicing  Advance made by Servicer with respect to a related  Mortgage  Loan but only from amounts  received on the related  Mortgage  Loan which  represent late payments or collections of Escrow Payments thereunder;

         (iii)    to refund to the Mortgagor any funds as may be determined to be overages;

         (iv)     for  transfer to the  Custodial  Account in  connection  with an  acquisition  of REO
Property;

         (v)      for application to restoration or repair of the Mortgaged Property;

         (vi)     to pay to the  Servicer,  or to the  Mortgagor  to the extent  required  by law,  any interest paid on the funds deposited in the Escrow Account;

         (vii)    to pay to the Mortgagors or other parties Insurance  Proceeds deposited in accordance with Section 4.06;

         (viii)   to remove funds  inadvertently  placed in an Escrow Account in error by the Servicer;
and

         (ix)     to clear and terminate the Escrow Account on the termination of this Agreement.

         As part of its servicing  duties,  the Servicer shall pay to the Mortgagors  interest on funds in an Escrow  Account,  to the extent  required by law, and to the extent that interest earned on funds in the  Escrow  Account is  insufficient,  shall pay such  interest  from its own  funds,  without  any reimbursement therefor.

         Section  4.08.  Payment  of  Taxes,  Insurance  and Other  Charges,  Maintenance  of  Primary
Mortgage Insurance Policies, Collections Thereunder.

         With respect to each Mortgage Loan, the Servicer shall maintain  accurate  records  reflecting the status of ground rents, taxes,  assessments,  water rates and other charges which are or may become a lien upon the Mortgaged  Property and the status of Primary  Mortgage  Insurance  Policy premiums and fire and hazard  insurance  coverage and shall obtain,  from time to time, all bills for the payment of such charges,  including  renewal  premiums and shall effect  payment  thereof prior to the  applicable penalty or  termination  date and at a time  appropriate  for  securing  maximum  discounts  allowable, employing  for such  purpose  deposits of the  Mortgagor  in the Escrow  Account  which shall have been estimated and  accumulated by the Servicer in amounts  sufficient  for such purposes,  as allowed under the terms of the  Mortgage or  applicable  law. To the extent  that the  Mortgage  does not provide for
Escrow  Payments,  the Servicer  shall  determine that any such payments are made by the Mortgagor when due.  The  Servicer  assumes  full  responsibility  for the timely  payment of all such bills and shall effect timely payments of all such bills  irrespective of the Mortgagor's  faithful  performance in the payment of same or the  making of the Escrow  Payments  and shall make  advances  from its own funds to effect such payments.

         The  Servicer  will  maintain in full force and effect  Primary  Mortgage  Insurance  Policies issued by a Qualified  Insurer with  respect to each  Mortgage  Loan for which such  coverage is herein required.  Such  coverage  will be  maintained  until the ratio of the  current  outstanding  principal balance of the related Mortgage Loan to the appraised value of the related  Mortgaged  Property,  based on the most recent  appraisal  of the  Mortgaged  Property  performed  by a Qualified  Appraiser,  such appraisal  to be  included  in the  Servicing  File,  is reduced  to an amount for which  Fannie Mae no longer  requires such insurance to be  maintained.  The Servicer will not cancel or refuse to renew any
Primary  Mortgage  Insurance  Policy that is required to be kept in force under this Agreement unless a replacement  Primary Mortgage  Insurance Policy for such canceled or nonrenewed policy is obtained from and  maintained  with a Qualified  Insurer.  The Servicer  shall not take any action which would result in noncoverage  under any applicable  Primary Mortgage  Insurance Policy of any loss which, but for the actions of the Servicer  would have been covered  thereunder.  In  connection  with any  assumption  or substitution  agreement  entered  into or to be entered  into  pursuant to Section  6.01,  the Servicer shall promptly  notify the insurer under the related  Primary  Mortgage  Insurance  Policy,  if any, of such  assumption or  substitution  of liability in  accordance  with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the  continuation  of coverage under the Primary Mortgage  Insurance Policy.  If such Primary Mortgage  Insurance Policy is terminated as a result of such assumption or  substitution  of liability,  the Servicer shall obtain a replacement
Primary Mortgage Insurance Policy as provided above.

         In connection  with its  activities as servicer,  the Servicer  agrees to prepare and present, on behalf of itself and the Owner,  claims to the insurer under any Private  Mortgage  Insurance Policy in a timely  fashion in accordance  with the terms of such Primary  Mortgage  Insurance  Policy and, in this regard,  to take such action as shall be necessary to permit  recovery under any Primary  Mortgage
Insurance  Policy  respecting  a  defaulted  Mortgage  Loan.  Pursuant  to Section  4.04,  any  amounts collected  by the  Servicer  under any Primary  Mortgage  Insurance  Policy  shall be  deposited in the
Custodial Account, subject to withdrawal pursuant to Section 4.05.

         Section 4.09.  Transfer of Accounts.

         The  Servicer  may  transfer  the  Custodial  Account  or the Escrow  Account  to a  different
Qualified  Depository  from time to time.  The  Servicer  shall  notify the Owner of any such  transfer within 15 Business Days of transfer.  If any one of the  investment  ratings of a Qualified  Depository holding funds or Eligible  Investments in the Custodial  Account or Escrow Account is downgraded by the issuing rating agency,  the Servicer shall,  within three (3) Business Days of receipt of notice of the downgrading,  transfer all such  accounts,  funds and Permitted  Investments  to a different  Qualified
Depository in accordance with this Agreement.

         Section 4.10.  Maintenance of Hazard Insurance.

         The Servicer  shall cause to be maintained  for each  Mortgage Loan fire and hazard  insurance with  extended  coverage  as is  customary  in the area where the  Mortgaged  Property is located in an amount which is equal to the lesser of (i) the maximum  insurable  value of the  improvements  securing such Mortgage Loan or (ii) the greater of (a) the outstanding  principal  balance of the Mortgage Loan, and (b) the  percentage  such that the proceeds  thereof  shall be  sufficient to prevent the Mortgagor and/or the Mortgagee  from becoming a co-insurer.  If the Mortgaged  Property is in an area  identified in the Federal  Register by the Federal  Emergency  Management  Agency as being a special  flood hazard area  that  has  federally-mandated  flood  insurance  requirements,  the  Servicer  will  cause  to be maintained a flood insurance policy meeting the  requirements of the current  guidelines of the Federal
Insurance  Administration  with a generally  acceptable  insurance carrier,  in an amount  representing coverage not less than the least of (i) the  outstanding  principal  balance of the Mortgage Loan, (ii)
the maximum  insurable  value of the  improvements  securing  such  Mortgage  Loan or (iii) the maximum amount of insurance  which is available  under the Flood  Disaster  Protection Act of 1973, as amended.
The  Servicer  shall also  maintain  on the REO  Property,  fire and  hazard  insurance  with  extended coverage  in an amount  which is at least  equal to the  maximum  insurable  value of the  improvements which are a part of such  property,  liability  insurance  and, to the extent  required  and  available under the Flood Disaster  Protection Act of 1973, as amended,  flood insurance in an amount as provided above.  Any  amounts  collected  by the  Servicer  under any such  policies  other  than  amounts to be deposited in the Escrow Account and applied to the  restoration or repair of the Mortgaged  Property or
REO  Property,  or released  to the  Mortgagor  in  accordance  with the  Servicer's  normal  servicing procedures,  shall be deposited in the Custodial  Account,  subject to  withdrawal  pursuant to Section
4.05.  It is  understood  and  agreed  that no  other  additional  insurance  need be  required  by the
Servicer or the Mortgagor or maintained on property  acquired in respect of the Mortgage  Loans,  other than  pursuant to the Fannie Mae Guide or such  applicable  state or federal  laws and  regulations  as shall  at any time be in force  and as shall  require  such  additional  insurance.  All such  policies shall  be  endorsed  with  standard  mortgagee  clauses  with  loss  payable  to the  Servicer  and its successors  and/or  assigns and shall  provide for at least  thirty  days prior  written  notice of any cancellation,  reduction  in the amount or material  change in coverage to the  Servicer.  The Servicer shall not interfere with the Mortgagor's  freedom of choice in selecting  either his insurance  carrier or agent,  provided,  however,  that the Servicer  shall not accept any such  insurance  policies  from insurance  companies  unless such  companies  currently  reflect a General  Policy Rating in Best's Key
Rating Guide  currently  acceptable  to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

         Section 4.11      Maintenance of Mortgage Impairment Insurance Policy.

         In the event that the  Servicer  shall obtain and  maintain a mortgage  impairment  or blanket policy  issued by an issuer that has a Best rating of A:VI  insuring  against  hazard  losses on all of
Mortgaged  Properties  securing the Mortgage Loans,  then, to the extent such policy provides  coverage in an amount equal to the amount  required  pursuant to Section 4.10 and  otherwise  complies  with all other  requirements  of Section 4.10, the Servicer shall  conclusively  be deemed to have satisfied its obligations  as set forth in Section 4.10, it being  understood and agreed that such policy may contain a  deductible  clause,  in which case the Servicer  shall,  in the event that there shall not have been maintained  on the related  Mortgaged  Property or REO Property a policy  complying  with Section 4.10, and there shall have been one or more losses which would have been  covered by such policy,  deposit in the  Custodial  Account  the amount not  otherwise  payable  under the blanket  policy  because of such deductible  clause.  In connection with its activities as Servicer of the Mortgage Loans,  the Servicer agrees to prepare  and  present,  on behalf of the Owner,  claims  under any such  blanket  policy in a timely  fashion in accordance  with the terms of such policy.  Upon request of the Owner,  the Servicer shall  cause to be  delivered  to the Owner a certified  true copy of such policy and a statement  from the  insurer  thereunder  that such  policy  shall in no event be  terminated  or  materially  modified without thirty (30) days prior written notice to the Owner.

         Section 4.12.  Fidelity Bond, Errors and Omissions Insurance.

         The Servicer shall  maintain,  at its own expense,  a blanket  fidelity bond and an errors and omissions  insurance  policy,  with  broad  coverage  with  responsible  companies  that would meet the requirements  of Fannie Mae or Freddie Mac on all officers,  employees or other  persons  acting in any capacity with regard to the Mortgage Loans and who handle funds,  money,  documents and papers relating to the Mortgage  Loans.  The Fidelity Bond and errors and omissions  insurance  shall be in the form of the  Mortgage  Banker's  Blanket  Bond and shall  protect  and  insure  the  Servicer  against  losses, including  forgery,  theft,  embezzlement,  fraud,  errors and  omissions  and  negligent  acts of such persons.  Such  Fidelity  Bond and errors and  omissions  insurance  shall also  protect and insure the
Servicer  against  losses in connection  with the failure to maintain any insurance  policies  required pursuant to this Agreement and the release or  satisfaction  of a Mortgage Loan without having obtained payment in full of the indebtedness  secured  thereby.  No provision of this Section 4.12 requiring the
Fidelity  Bond and errors and  omissions  insurance  shall  diminish or relieve the  Servicer  from its duties and  obligations as set forth in this  Agreement.  The minimum  coverage under any such Fidelity
Bond and insurance policy shall be at least equal to the  corresponding  amounts required by Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide.  The Servicer  shall,  upon request of Owner,  deliver to the Owner a  certificate  from the surety and the insurer as to the  existence of the Fidelity  Bond and errors and  omissions  insurance  policy and shall  obtain a statement  from the surety and the insurer that such Fidelity  Bond or insurance  policy shall in no event be terminated or materially  modified  without thirty days prior written notice to the Owner.  The Servicer shall notify the Owner within five Business  Days of receipt of notice that such  Fidelity Bond or insurance  policy will be, or has been,  materially  modified or  terminated.  The Owner and its successors or assigns as their  interests  may  appear  must be named as loss  payees  on the  Fidelity  Bond and as  additional insured on the errors and omissions policy.

         Section 4.13.  Title, Management and Disposition of REO Property.

         In the event that title to any  Mortgaged  Property is acquired in  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate  of sale shall be taken in the name of the Owner or its designee.  Any such Person or Persons  holding  such title other than the Owner  shall  acknowledge  in writing that such title is being held as nominee for the benefit of the Owner.

         The Servicer  shall assume the  responsibility  for marketing  each REO Property in accordance with  Accepted  Servicing  Practices.  Thereafter,  the  Servicer  shall  continue  to provide  certain administrative  services to the Owner  relating to such REO Property as set forth in this Section 4.13.
The REO Property  must be sold within three years  following  the end of the calendar  year of the date of acquisition,  unless a REMIC election has been made with respect to the arrangement  under which the
Mortgage  Loans and REO  Property are held and (i) the Owner shall have been  supplied  with an Opinion of Counsel (at the  Servicer's  expense)  to the effect  that the holding by the related  trust of such
Mortgaged  Property  subsequent  to such  three-year  period  (and  specifying  the period  beyond such three-year  period for which the Mortgaged  Property may be held) will not result in the  imposition of taxes on  "prohibited  transactions"  of the related  trust as defined in Section 860F of the Code,  or cause the related  REMIC to fail to qualify as a REMIC,  in which case the related  trust may  continue to hold such Mortgaged  Property (subject to any conditions  contained in such Opinion of Counsel),  or
(ii) the Owner (at the  Servicer's  expense)  or the  Servicer  shall have  applied  for,  prior to the expiration  of  such  three-year  period,  an  extension  of  such  three-year  period  in  the  manner contemplated  by Section  856(e)(3) of the Code, in which case the three-year  period shall be extended by the  applicable  period.  If a period  longer  than three  years is  permitted  under the  foregoing sentence and is necessary to sell any REO Property,  the Servicer  shall report monthly to the Owner as to progress being made in selling such REO Property.

         Notwithstanding  any other provision of this Agreement,  if a REMIC election has been made, no
Mortgaged  Property  held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the  production  of income by or on behalf of the  related  trust or sold or managed in such a manner or  pursuant  to any terms that would (i) cause such  Mortgaged  Property  to fail to qualify at any time as  "foreclosure  property"  within a meaning of Section  860G(a)(8) of the Code, (ii) subject the  related  trust to the  imposition  of any  federal  or state  income  taxes  on "net  income  from foreclosure  property" with respect to such Mortgaged  Property  within the meaning of Section  860G(c)
of the Code,  or (iii)  cause the sale of such  Mortgaged  Property  to  result in the  receipt  by the related trust or any income from  non-permitted  assets as described in Section  860F(a)  (2)(B) of the
Code,  unless the Servicer has agreed to indemnify  and hold harmless the related trust with respect to the imposition of any such taxes.

         The  Servicer  shall  deposit or cause to be  deposited,  on a daily  basis in each  Custodial
Account all revenues  received  with respect to the related REO Property and shall  withdraw  therefrom funds necessary for the proper  operation,  management and  maintenance of the REO Property,  including the cost of  maintaining  any hazard  insurance  pursuant to Section  4.10 hereof.  The Servicer  shall maintain  separate  records with respect to each REO Property  identifying all deposits and withdrawals from the Custodial Account for each REO Property.

         The Servicer shall furnish to the Owner on each  Remittance  Date, an operating  statement for each REO Property  covering the operation of each REO Property for the previous  month.  Such operating statement shall be accompanied by such other information as the Owner shall reasonably request.

         The  Servicer  shall,  either  itself or through an agent  selected  by the  Servicer,  and in accordance with the Fannie Mae Guide,  manage,  conserve,  protect and operate each REO Property in the same manner that it manages,  conserves,  protects and operates other  foreclosed  property for its own account,  and in the same manner that  similar  property  in the same  locality as the REO  Property is managed.  Each REO  Disposition  shall be carried out by the Servicer at such price and upon such terms and  conditions  as the Servicer  deems to be in the best  interest of the Owner.  The REO  Disposition
Proceeds from the sale of the REO Property  shall be promptly  deposited in the Custodial  Account.  As soon as  practical  thereafter,  the  expenses  of such  sale  shall  be paid  and the  Servicer  shall reimburse  itself for any related  Servicing  Advances,  or Monthly  Advances  made pursuant to Section
5.03.

         The Servicer  shall cause each REO Property to be inspected  promptly upon the  acquisition of title  thereto and shall cause each REO Property to be inspected at least  monthly  thereafter  or more frequently as may be required by the  circumstances.  The Servicer shall make or cause the inspector to make a written  report of each such  inspection.  Such reports shall be retained in the Servicing  File and copies thereof shall be forwarded by the Servicer to the Owner.

         Section 4.14.  Notification of Adjustments.

         With respect to each Mortgage Loan,  the Servicer  shall adjust the Mortgage  Interest Rate on the related  Interest Rate Adjustment  Date in compliance  with  requirements of applicable law and the related  Mortgage  and Mortgage  Note.  The Servicer  shall  execute and deliver any and all  necessary notices  required  under  applicable  law and the  terms of the  related  Mortgage  Note  and  Mortgage regarding the Mortgage  Interest Rate  adjustments.  The Servicer shall promptly,  upon written request therefor,  deliver to the Owner such  notifications  and any additional  applicable data regarding such adjustments  and the methods used to calculate and implement  such  adjustments.  Upon the discovery by the  Servicer  or the  receipt  of  notice  from the Owner  that the  Servicer  has  failed to adjust a
Mortgage  Interest Rate in  accordance  with the terms of the related  Mortgage Note and Mortgage,  the
Servicer  shall  immediately  deposit  in the  Custodial  Account  from its own funds the amount of any interest loss or deferral caused to the Owner thereby.

                                               ARTICLE V
                                         PAYMENTS TO THE OWNER

         Section 5.01.  Remittances.

         On each  Remittance  Date, the Servicer  shall remit to the Owner (i) all amounts  credited to the Custodial  Account as of the close of business on the last day of the calendar month  preceding the
Determination  Date,  net of charges  against or  withdrawals  from the Custodial  Account  pursuant to
Section 4.05,  except (a) Full  Principal  Prepayments  received on or before the 15th day of the month in which a  Remittance  Date  occurs  shall be  remitted  to the Owner on the  Remittance  Date of such month,  and (b)  Full  Principal  Prepayments  received  after  the  15th  day of the  month in which a
Remittance Date occurs shall be remitted to the Owner on the next following  Remittance  Date, plus, to the extent not already deposited in the Custodial  Account,  the sum of (ii) all Monthly  Advances,  if
any,  which the Servicer is obligated to distribute  pursuant to Section 5.03 and (iii) all  Prepayment
Interest  Shortfalls  the  Servicer is required  to make up  pursuant to Section  4.04,  minus (iv) any amounts  attributable  to Monthly  Payments  collected  after the Cut-off Date but due on a Due Date or
Dates  subsequent  to the last day of the related Due Period,  which  amounts  shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

         With  respect to any  remittance  received by the Owner after the  Business  Day on which such payment was due,  the  Servicer  shall pay to the Owner  interest on any such late payment at an annual rate equal to the Prime Rate,  adjusted as of the date of each change,  plus two percentage points, but in no event  greater than the maximum  amount  permitted by  applicable  law.  Such  interest  shall be remitted  to the  Owner by the  Servicer  on the date  such late  payment  is made and shall  cover the period  commencing  with the day following  such Business Day and ending with the Business Day on which such payment is made,  both  inclusive.  The payment by the Servicer of any such interest  shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         Section 5.02      Statements to the Owner and the Master Servicer.

         The Servicer  shall  furnish to the Master  Servicer an individual  Mortgage  Loan  accounting report (a "Report"),  as of the last  Business Day of each month and the end of the related  Prepayment
Period, as applicable,  in the Servicer's  assigned loan number order to document Mortgage Loan payment activity on an  individual  Mortgage  Loan basis.  With  respect to each  month,  such Report  shall be received  by the Owner and the Master  Servicer  no later than the tenth  Business  Day of the month of the related  Remittance  Date (or, with respect to  information as to Full  Principal  Prepayments  and prepayment  penalties no later than one (1) Business Day after the end of each  Prepayment  Period),  a report in an Excel (or  compatible)  electronic  format,  in such format as may be mutually agreed upon by both the Owner and the Servicer,  and which shall provide the  information  required to be contained in the monthly  statements  to  certificateholders  as specified in the related  pooling and  servicing
Agreement, to the extent applicable to the Servicer.

         In  addition,  the  Servicer  shall  provide to the Master  Servicer  and the Owner such other information  known or available to the Servicer that is necessary in order to provide the  distribution and pool  performance  information  as required  under  Regulation AB, as amended from time to time, as determined by the Owner in its sole  discretion.  The Servicer shall also provide a monthly report,  in the form of Exhibit E hereto, or such other form as is mutually  acceptable to the Servicer,  the Owner and the  Master  Servicer,  Exhibit F with  respect to  defaulted  mortgage  loans and  Exhibit K, with respect to realized losses and gains, with each such report.

         The  Servicer  shall  prepare and file any and all  information  statements  or other  filings required to be  delivered  to any  governmental  taxing  authority  or to Owner or the Master  Servicer pursuant to any  applicable law with respect to the Mortgage  Loans and the  transactions  contemplated hereby.  In  addition,  the  Servicer  shall  provide  the  Owner  and the  Master  Servicer  with such information  concerning  the Mortgage  Loans as is necessary  for the Owner and the Master  Servicer to prepare its federal  income tax return as Owner and the Master  Servicer  may  reasonably  request from time to time.

         In addition,  not more than 60 days after the end of each calendar  year,  the Servicer  shall furnish to each Person who was an Owner and the Master  Servicer at any time during such  calendar year an annual  statement in accordance  with the  requirements  of applicable  federal income tax law as to the aggregate of remittances of principal and interest for the applicable portion of such year.

         Section 5.03.  Monthly Advances by the Servicer.

         Not later than the close of business on the Business Day preceding each  Remittance  Date, the
Servicer  shall  deposit  in the  Custodial  Account an amount  equal to all  payments  not  previously advanced by the  Servicer,  whether or not  deferred  pursuant to Section  4.01,  of Monthly  Payments, adjusted to the related  Mortgage Loan Remittance  Rate,  which are delinquent at the close of business on the  related  Determination  Date;  provided,  however,  that the amount of any such  deposit may be reduced  by the  Amount  Held for  Future  Distribution  (as  defined  below)  then on  deposit  in the
Custodial  Account.  Any  portion  of the  Amount  Held for  Future  Distribution  used to pay  Monthly
Advances  shall be  replaced  by the  Servicer  by  deposit  into the  Custodial  Account on any future
Remittance  Date to the  extent  that the  funds  that  are  available  in the  Custodial  Account  for remittance  to the Owner on such  Remittance  Date are less than the amount of payments  required to be made to the Owner on such Remittance Date.

         The "Amount  Held for Future  Distribution"  as to any  Remittance  Date shall be the total of the amounts  held in the  Custodial  Account at the close of business  on the  preceding  Determination
Date which were  received  after the Cut-off  Date on account of (i)  Liquidation  Proceeds,  Insurance
Proceeds,  and Principal  Prepayments  received or made in the month of such Remittance  Date, and (ii)
payments which  represent  early receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the related Due Date.

         The  Servicer's  obligation  to make  such  Monthly  Advances  as to any  Mortgage  Loan  will continue through the final  disposition or liquidation of the Mortgaged  Property,  unless the Servicer deems such  advance to be  nonrecoverable  from  Liquidation  Proceeds,  REO  Disposition  Proceeds  or
Insurance  Proceeds with respect to the applicable  Mortgage  Loan. In such latter event,  the Servicer shall  deliver to the Owner an Officer's  Certificate  of the Servicer to the effect that an officer of the Servicer has reviewed the related  Servicing File and has obtained a recent  appraisal and has made the  reasonable  determination  that any additional  advances are  nonrecoverable  from  Liquidation or
Insurance Proceeds with respect to the applicable Mortgage Loan.

         Section 5.04.  Liquidation Reports.

         Upon the foreclosure  sale of any Mortgaged  Property or the acquisition  thereof by the Owner pursuant to a  deed-in-lieu  of  foreclosure,  the  Servicer  shall  submit to the Owner a  liquidation report  with  respect to such  Mortgaged  Property  in such form as the  Servicer  and the Owner  shall agree.  The  Servicer  shall  also  provide  reports  on the  status of REO  Property  containing  such information as Owner may reasonably require.

                                              ARTICLE VI
                                     GENERAL SERVICING PROCEDURES

         Section 6.01.  Assumption Agreements.

         The  Servicer  will,  to  the  extent  it  has  knowledge  of any  conveyance  or  prospective conveyance  by any  Mortgagor of a Mortgaged  Property  (whether by absolute  conveyance or by contract of, sale,  and whether or not the  Mortgagor  remains or is to remain  liable  under the Mortgage  Note and/or the  Mortgage),  exercise its rights to accelerate  the maturity of such Mortgage Loan under any
"due-on-sale"  clause to the extent permitted by law;  provided,  however,  that the Servicer shall not exercise any such rights if  prohibited  by law or the terms of the  Mortgage  Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery  under the related  Primary
Mortgage  Insurance Policy, if any. If the Servicer  reasonably  believes it is unable under applicable law to enforce such "due-on-sale"  clause, the Servicer,  will enter into an assumption  agreement with the person to whom the  Mortgaged  Property has been  conveyed or is proposed to be conveyed,  pursuant to which  such  person  becomes  liable  under  the  Mortgage  Note and,  to the  extent  permitted  by applicable  state law, the Mortgagor  remains liable thereon.  Where an assumption is allowed  pursuant to this Section 6.01, the Servicer,  with the prior consent of the primary  mortgage  insurer,  if any, is  authorized  to enter  into a  substitution  of  liability  agreement  with the  person  to whom the
Mortgaged  Property  has been  conveyed or is proposed  to be conveyed  pursuant to which the  original mortgagor is released from  liability and such Person is  substituted  as mortgagor and becomes  liable under the related  Mortgage Note. Any such  substitution of liability  agreement shall be in lieu of an assumption agreement.

         In connection  with any such  assumption or  substitution  of  liability,  the Servicer  shall follow  the  underwriting  practices  and  procedures  of the  Fannie  Mae  Guide.  With  respect to an assumption or  substitution  of  liability,  the Mortgage  Interest Rate borne by the related  Mortgage
Note and the amount of the Monthly  Payment may not be changed.  The  Servicer  shall  notify the Owner that any such  substitution  of liability or assumption  agreement has been  completed by forwarding to the Owner the original of any such  substitution of liability or assumption  agreement,  which document shall be added to the related  Mortgage  Loan  Documents and shall,  for all purposes,  be considered a part  of such  related  mortgage  file to the  same  extent  as all  other  documents  and  instruments constituting  a part  thereof.  All fees  collected by the Servicer for entering  into an assumption or substitution of liability agreement shall belong to the Servicer.

         Notwithstanding  the  foregoing  paragraphs  of this  section or any other  provision  of this
Agreement,  the  Servicer  shall not be deemed to be in default,  breach or any other  violation of its obligations  hereunder  by reason of any  assumption  of a  Mortgage  Loan by  operation  of law or any assumption  which the Servicer may be restricted  by law from  preventing,  for any reason  whatsoever.
For  purposes of this  Section  6.01,  the term  "assumption"  is deemed to also  include a sale of the
Mortgaged  Property  subject to the Mortgage that is not  accompanied by an assumption or  substitution of liability agreement.

         Section 6.02.  Satisfaction of Mortgages and Release of Mortgage Loan Documents.

         Upon the payment in full of any  Mortgage  Loan,  the  Servicer  will  immediately  notify the
Custodian with a  certification  and request for release by a Servicing  Officer,  which  certification shall  include a statement  to the effect that all amounts  received in  connection  with such  payment which are  required to be  deposited  in the  Custodial  Account  pursuant to Section 4.04 have been so deposited,  and a request for delivery to the Servicer of the portion of the  Mortgage  Loan  Documents held by the  Custodian.  Upon  receipt of such  certification  and  request,  the Owner shall  promptly release or cause the  Custodian  to  promptly  release  the  related  Mortgage  Loan  Documents  to the
Servicer  and the  Servicer  shall  prepare and deliver  for  execution  by the Owner or at the Owner's option  execute under the  authority of a power of attorney  delivered to the Servicer by the Owner any satisfaction  or release.  No expense  incurred in connection  with any instrument of  satisfaction  or deed of reconveyance shall be chargeable to the Custodial Account.

         In the event the Servicer  satisfies or releases a Mortgage  without having  obtained  payment in full of the  indebtedness  secured by the  Mortgage or should it otherwise  prejudice  any right the
Owner may have under the mortgage  instruments,  the Servicer,  upon written demand, shall remit within one Business Day to the Owner the then  outstanding  principal  balance of the related Mortgage Loan by deposit  thereof in the Custodial  Account.  The Servicer shall maintain the Fidelity Bond insuring the
Servicer  against  any  loss it may  sustain  with  respect  to any  Mortgage  Loan  not  satisfied  in accordance with the procedures set forth herein.

         From time to time and as appropriate  for the servicing or foreclosure of the Mortgage  Loans, including for the purpose of collection under any Primary Mortgage  Insurance  Policy,  upon request of the Servicer and delivery to the Custodian of a servicing  receipt signed by a Servicing  Officer,  the
Custodian  shall  release the portion of the  Mortgage  Loan  Documents  held by the  Custodian  to the
Servicer.  Such servicing  receipt shall obligate the Servicer to promptly return the related  Mortgage
Loan  Documents to the Custodian,  when the need therefor by the Servicer no longer exists,  unless the
Mortgage  Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or such documents have been delivered to an attorney,  or to a public  trustee or other public  official as required by law, for  purposes of  initiating  or pursuing legal action or other  proceedings for the foreclosure of the Mortgaged  Property either  judicially or non-judicially,  and the Servicer has promptly  delivered to the Owner or the  Custodian a  certificate of a Servicing  Officer  certifying  as to the name and  address of the Person to which such  documents were  delivered  and the purpose or purposes  of such  delivery.  Upon  receipt of a  certificate  of a
Servicing  Officer  stating that such Mortgage  Loan was  liquidated,  the  servicing  receipt shall be released by the Owner or the Custodian, as applicable, to the Servicer.

         Section 6.03.  Servicing Compensation.

         As compensation  for its services  hereunder,  the Servicer shall be entitled to withdraw from the Custodial  Account or to retain from interest  payments on the Mortgage Loans the amounts  provided for as the  Servicer's  Servicing  Fee.  Additional  servicing  compensation  in the form of Prepayment
Charges with regards to the Group II Mortgage  Loans,  assumption  fees,  as provided in Section  6.01, late  payment  charges and other  ancillary  fees shall be  retained by the  Servicer to the extent not required  to be  deposited  in the  Custodial  Account.  The  Servicer  shall  be  required  to pay all expenses  incurred  by it in  connection  with its  servicing  activities  hereunder  and  shall not be entitled to reimbursement therefor except as specifically provided for.

         Section 6.04.     Annual Statement as to Compliance; Annual Certification.

         (a)      The Servicer will deliver to the Owner and the Master Servicer,  not later than March
15th of each  calendar  year  beginning in 2007,  an  Officer's  Certificate  (an "Annual  Statement of
Compliance")  stating,  as to each  signatory  thereof,  that (i) a  review  of the  activities  of the
Servicer  during  the  preceding  calendar  year  and of  performance  under  this  Agreement  or other applicable  servicing agreement has been made under such officer's  supervision and (ii) to the best of such  officer's  knowledge,  based on such review,  the Servicer has fulfilled  all of its  obligations under this Agreement or other applicable  servicing  agreement in all material respects throughout such year,  or, if there  has been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying  each such  failure  known to such  officer  and the nature  and  status of cure  provisions thereof.  Such Annual  Statement of Compliance  shall contain no  restrictions  or  limitations  on its use.  Copies of such  statement  shall be provided by the Servicer to the Owner upon request and by the
Owner to any Person  identified as a  prospective  purchaser of the Mortgage  Loans.  In the event that the Servicer has  delegated  any  servicing  responsibilities  with respect to the Mortgage  Loans to a
Subservicer,  the Servicer  shall  deliver an Annual  Statement of  Compliance  of the  Subservicer  as
described above as to each Subservicer as and when required with respect to the Servicer.

         (b)      With respect to the Mortgage  Loans, by March 15th of each calendar year beginning in
2007,  an officer of the  Servicer  shall  execute and  deliver an  Officer's  Certificate  (an "Annual
Certification")  to the Owner,  the Master  Servicer,  the  Securities  Administrator,  and any related
Depositor  for the  benefit  of each  such  entity  and  such  entity's  affiliates  and the  officers, directors and agents of any such entity and such entity's  affiliates,  in the form attached  hereto as
Exhibit G. In the event that the Servicer has  delegated any  servicing  responsibilities  with respect to the  Mortgage  Loans to a  Subservicer  or a  Subcontractor,  to the extent  such  Subcontractor  is
"participating  in the servicing  function"  pursuant to Item 1122 of Regulation AB, the Servicer shall deliver an Annual  Certification  as to each such Subservicer and  Subcontractor,  as and when required with respect to the Servicer.

         In the event the Servicer or any  Subservicer  or  Subcontractor  engaged by it is terminated, assigns its rights and obligations  under, or resigns  pursuant to the terms of this Agreement,  or any other  applicable  agreement in the case of a Subservicer  or  Subcontractor,  as the case may be, such party shall provide an Annual  Statement of Compliance  pursuant to this Section 6.04 or to the related section  of such  other  applicable  agreement,  as the  case  may  be,  as to the  performance  of its obligations  with  respect  to the  period  of  time it was  subject  to this  Agreement  or any  other applicable  agreement,  as the  case  may be,  notwithstanding  any  such  termination,  assignment  or resignation.

         The  Servicer  shall  indemnify  and hold  harmless  the  Master  Servicer  and its  officers, directors,  agents and affiliates from and against any losses, damages,  penalties, fines, forfeitures, reasonable  legal fees and related  costs,  judgments  and other costs and  expenses  arising out of or based upon a breach by the Servicer or any of its  officers,  directors,  agents or  affiliates  of its obligations  under  this  Section  6.04 or  Section  6.09  or the  negligence,  bad  faith  or  willful misconduct  of the Servicer in  connection  therewith.  If the  indemnification  provided for herein is unavailable or  insufficient  to hold harmless the Master  Servicer,  then the Servicer  agrees that it shall  contribute  to the amount  paid or payable by the  Master  Servicer  as a result of the  losses, claims,  damages or liabilities of the Master  Servicer in such proportion as is appropriate to reflect the relative  fault of the Master  Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's  obligations  under this Section 6.04 or Section 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         Upon  request  by the  Owner  or the  Master  Servicer,  the  Servicer  will  deliver  to such requesting  party  a copy of the  audited  (if  such  financial  statements  are  available,  otherwise unaudited) financial statements of the Servicer for the most recent fiscal year of the Servicer.

         Section 6.05.     [Reserved]

         Section 6.06.  Owner's Right to Examine Servicer Records.

         The Owner shall have the right to examine and audit, at its expense,  upon  reasonable  notice to the Servicer,  during business hours or at such other times as might be reasonable  under applicable circumstances,  any and all of the books, records,  documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise,  which relate to the  performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

         The Servicer shall provide to the Owner and any supervisory  agents or examiners  representing a state or federal  governmental  agency having jurisdiction over the Owner access to any documentation regarding  the  Mortgage  Loans  in the  possession  of the  Servicer  which  may  be  required  by any applicable  regulations.  Such access  shall be  afforded  without  charge,  upon  reasonable  request, during  normal  business  hours  and at the  offices  of the  Servicer,  and  in  accordance  with  the applicable federal or state government regulations.

         Section 6.07.  Compliance with REMIC Provisions.

         If a REMIC  election  has been made with respect to the  arrangement  under which the Mortgage
Loans and REO Property are held,  the Servicer  shall not take any action,  cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC  Provisions,  if taken or not taken,  as the case may be could (i)  endanger  the status of the REMIC as a REMIC or (ii)
result in the  imposition of a tax upon the REMIC  (including but not limited to the tax on "prohibited transactions"  as defined in Section  860F(a)(2) of the Code and the tax on  "contribution"  to a REMIC set forth in Section  860G(d) of the Code unless the  Servicer  has  received an Opinion of Counsel (at the  expense of the party  seeking to take such  actions) to the effect  that the  contemplated  action will not endanger such REMIC status or result in the imposition of any such tax.

         Section 6.08.  Non-solicitation.

         The  Servicer  shall not  knowingly  conduct  any  solicitation  exclusively  targeted  to the
Mortgagors  for the purpose of inducing or  encouraging  the early  prepayment  or  refinancing  of the related  Mortgage  Loans.  It is understood  and agreed that  promotions  undertaken by the Servicer or any agent or affiliate of the Servicer  which are directed to the general  public at large,  including, without limitation,  mass mailings based on commercially acquired mailing lists,  newspaper,  radio and television  advertisements  shall not constitute  solicitation  under this section.  Nothing  contained herein  shall  prohibit  the Servicer  from (i)  distributing  to  Mortgagors  any general  advertising including  information  brochures,  coupon  books,  or  other  similar  documentation  which  indicates services the Servicer  offers,  including  refinances or (ii) providing  financing of home equity loans to Mortgagors at the Mortgagor's request.

         Section 6.09.     Assessment of Compliance with Servicing Criteria.

         On and after  January 1, 2006,  the Servicer  shall  service and  administer,  and shall cause each  subservicer  to service or  administer,  the Mortgage  Loans in  accordance  with all  applicable requirements of the Servicing Criteria.

         With respect to the Mortgage  Loans,  the Servicer shall deliver to the Owner or its designee, the Master Servicer,  the Securities  Administrator,  and any Depositor on or before March 15th of each calendar year  beginning in 2007, a report (an  "Assessment  of  Compliance")  regarding the Servicer's assessment of compliance  with the Servicing  Criteria  during the preceding  calendar year as required by Rules  13a-18  and  15d-18 of the  Exchange  Act and Item  1122 of  Regulation  AB, or as  otherwise required  by the  Master  Servicer,  which as of the date  hereof,  require a report  by an  authorized officer of the Servicer that contains the following:

         (a)      A statement by such officer of its responsibility  for assessing  compliance with the
Servicing Criteria applicable to the Servicer;

         (b)      A statement by such officer that such officer used the  Servicing  Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

         (c)      An  assessment  by such  officer of the  Servicer's  compliance  with the  applicable
Servicing  Criteria for the period consisting of the preceding calendar year,  including  disclosure of any material  instance of  noncompliance  with respect  thereto  during such period,  which  assessment shall be based on the  activities  it performs  with respect to  asset-backed  securities  transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d)      A  statement  that a  registered  public  accounting  firm has issued an  attestation report on the Servicer's  Assessment of Compliance for the period consisting of the preceding  calendar year; and

         (e)      A statement as to which of the Servicing Criteria,  if any, are not applicable to the
Servicer,  which  statement  shall be based on the activities it performs with respect to  asset-backed securities  transactions  taken as a whole  involving the  Servicer,  that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing  Criteria  specified on Exhibit J hereto.

         With respect to the Mortgage  Loans,  on or before March 15th of each calendar year  beginning in 2007, the Servicer shall furnish to the Owner or its designee,  the Master Servicer,  the Securities
Administrator  and any Depositor a report (an "Attestation  Report") by a registered  public accounting firm that attests to, and reports on, the  Assessment of Compliance  made by the Servicer,  as required by Rules  13a-18 and 15d-18 of the  Exchange  Act and Item  1122(b) of  Regulation  AB, or as otherwise required by the Master  Servicer,  which  Attestation  Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause each Subservicer,  and each Subcontractor  determined by the Servicer pursuant to Section 11.15 to be  "participating  in the servicing  function" within the meaning of Item
1122 of Regulation AB, to deliver to the Owner, the Master Servicer,  the Securities  Administrator and
any  Depositor an  assessment  of  compliance  and  accountants'  attestation  as and when  provided in
Section 6.09.

         In the event the Servicer or any  Subservicer  or  Subcontractor  engaged by it is terminated, assigns its rights and  obligations  under,  or resigns  pursuant to the terms of this Agreement or any other  applicable  agreement in the case of a Subservicer  or  Subcontractor,  as the case may be, such party  shall  provide an  Assessment  of  Compliance  and cause to be provided  an  Attestation  Report pursuant to this  Section 6.09 or to the related  section of such other  applicable  agreement,  as the case may be, notwithstanding any such termination , assignment or resignation.

         Section 6.10.     Intent of the Parties; Reasonableness.

         The Owner and the  Servicer  acknowledge  and agree  that a purpose  of clause  (g) of Article
III,  Sections 5.02,  6.04,  6.09 and 10.02 of this Agreement is to facilitate  compliance by the Owner and any  Depositor  with the  provisions of  Regulation  AB and related  rules and  regulations  of the
Commission.  None of the Owner,  the Master  Servicer  or any  Depositor  shall  exercise  its right to request delivery of information or other  performance  under these provisions other than in good faith, or for  purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and regulations  of the  Commission  thereunder.  The Servicer  acknowledges  that  interpretations  of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance  provided by the Commission or its staff,  consensus among  participants  in the  asset-backed  securities  markets, advice  of  counsel,  or  otherwise,  and  agrees  to  comply  with  requests  made by the Owner or any
Depositor in good faith for delivery of  information  under these  provisions  on the basis of evolving interpretations  of Regulation AB. In connection  with any  Pass-Through  Transfer,  the Servicer shall cooperate  fully with the Owner to deliver to the Owner  (including  any of its assignees or designees)
and any Depositor, any and all statements, reports,  certifications,  records and any other information necessary  in the good faith  determination  of the Owner or any  Depositor to permit the Owner or such
Depositor to comply with the provisions of Regulation AB,  together with such  disclosures  relating to the  Servicer,  any  Subservicer  and the Mortgage  Loans,  or the  servicing  of the  Mortgage  Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

                                              ARTICLE VII
                                  REPORTS TO BE PREPARED BY SERVICER

         Section 7.01.  Servicer Shall Provide Information as Reasonably Required.

         The  Servicer  shall  furnish to the Owner upon  request,  during the term of this  Agreement, such periodic,  special or other reports or information,  whether or not provided for herein,  as shall be necessary,  reasonable or appropriate  with respect to the purposes of this Agreement.  The Servicer may negotiate  with the Owner for a reasonable  fee for providing  such report or  information,  unless
(i) the  Servicer is required to supply  such report or  information  pursuant to any other  section of this  Agreement,  or (ii) the report or  information  has been  requested in  connection  with Internal
Revenue  Service or other  regulatory  agency  requirements.  All such reports or information  shall be provided by and in accordance with all reasonable  instructions  and directions given by the Owner. The
Servicer  agrees to execute  and deliver  all such  instruments  and take all such action as the Owner, from time to time,  may  reasonably  request in order to  effectuate  the  purpose and to carry out the terms of this Agreement.

                                             ARTICLE VIII
                                             THE SERVICER

         Section 8.01.  Indemnification; Third Party Claims.

         The Servicer  agrees to indemnify  the Owner,  its  successors  and assigns,  any agent of the
Owner,  and the Master  Servicer,  and hold each of such Persons  harmless from and against any and all claims, losses, damages,  penalties,  fines, forfeitures,  legal fees and related costs, judgments, and any other costs,  fees and  expenses  that such Person may sustain in any way related to the failure of the  Servicer  to perform in any way its duties and  service the  Mortgage  Loans in strict  compliance with the terms of this  Agreement  and for breach of any  representation  or warranty  of the  Servicer contained  herein.  The Servicer shall immediately  notify the Owner or other  indemnified  Person if a claim is made by a third party with respect to this Agreement or the Mortgage  Loans,  assume (with the consent of the Owner and such other  Indemnified  Person and with counsel  reasonably  satisfactory  to the  Owner  and such  Person)  the  defense  of any  such  claim  and pay all  expenses  in  connection therewith,  including  counsel  fees,  and promptly  pay,  discharge and satisfy any judgment or decree which may be entered against it or such other  indemnified  Person in respect of such claim but failure to so notify the Owner and such other  indemnified  Person shall not limit its  obligations  hereunder.
The Servicer  agrees that it will not enter into any  settlement  of any such claim without the consent of the Owner and such other  indemnified  Person  unless  such  settlement  includes  an  unconditional release of the Owner and such other  indemnified  Person from all liability  that is the subject matter of such claim.  The provisions of this Section 8.01 shall survive termination of this Agreement.

         Section 8.02.  Merger or Consolidation of the Servicer.

         The Servicer will keep in full effect its  existence,  rights and  franchises as a corporation under the laws of the state of its  incorporation  except as  permitted  herein,  and will  obtain  and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such qualification  is or shall be necessary to protect the validity and  enforceability  of this  Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any  Person  into  which  the  Servicer  may be  merged or  consolidated,  or any  corporation resulting from any merger,  conversion or  consolidation to which the Servicer shall be a party, or any
Person  succeeding to the business of the Servicer  whether or not related to loan servicing,  shall be the  successor of the Servicer  hereunder,  without the execution or filing of any paper or any further act on the  part  of any of the  parties  hereto,  anything  herein  to the  contrary  notwithstanding;
provided,  however,  that the successor or surviving  Person shall be an institution  (i) having a GAAP net worth of not less than  $25,000,000,  (ii) the deposits of which are insured by the FDIC,  or which is a  HUD-approved  mortgagee  whose  primary  business is in  origination  and servicing of first lien mortgage  loans,  and (iii)  which is a Fannie  Mae or Freddie  Mac  approved  seller/servicer  in good standing.

         Section 8.03.  Limitation on Liability of the Servicer and Others.

         Neither the Servicer  nor any of the  officers,  employees or agents of the Servicer  shall be under any liability to the Owner for any action taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in judgment  made in good faith;  provided, however,  that this  provision  shall not protect the Servicer or any such person against any breach of warranties  or  representations  made  herein,  or failure to  perform  in any way its  obligations  in compliance  with any  standard  of care set  forth in this  Agreement,  or any  liability  which  would otherwise be imposed by reason of gross  negligence  or any breach of the terms and  conditions of this
Agreement.  The Servicer  and any officer,  employee or agent of the Servicer may rely in good faith on any document of any kind prima facie  properly  executed  and  submitted  by the Owner  respecting  any matters arising  hereunder.  The Servicer shall not be under any obligation to appear in,  prosecute or defend  any legal  action  which is not  incidental  to its  duties to service  the  Mortgage  Loans in accordance  with this  Agreement  and which in its opinion may involve it in any expenses or liability;
provided,  however,  that the Servicer may,  with the consent of the Owner,  which consent shall not be unreasonably  withheld,  undertake  any such  action  which it may deem  necessary  or  desirable  with respect to this  Agreement  and the  rights  and  duties of the  parties  hereto.  In such  event,  the reasonable  legal  expenses and costs of such action and any  liability  resulting  therefrom  shall be expenses,  costs and  liabilities  for  which  the Owner  will be  liable,  and the  Servicer  shall be entitled to be reimbursed therefor from the Custodial Account pursuant to Section 4.05.

         Section 8.04.  Servicer Not to Resign.

         The Servicer shall not resign from the  obligations  and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the  determination  that its duties  hereunder are no longer  permissible  under applicable law and such incapacity  cannot be cured by the Servicer.  Any such  determination  permitting  the  resignation  of the Servicer  shall be evidenced by an Opinion of
Counsel to such effect  delivered to the Owner which  Opinion of Counsel shall be in form and substance acceptable  to the Owner.  No such  resignation  shall become  effective  until a successor  shall have assumed the Servicer's  responsibilities  and  obligations  hereunder in the manner provided in Section
11.01.

         Section 8.05.  No Transfer of Servicing.

         With respect to the  retention of the Servicer to service the Mortgage  Loans  hereunder,  the
Servicer  acknowledges  that the Owner has acted in reliance upon the  Servicer's  independent  status, the adequacy of its servicing  facilities,  plan,  personnel,  records and  procedures,  its integrity, reputation  and  financial  standing  and the  continuance  thereof.  Without in any way  limiting  the generality  of this  section,  the Servicer  shall not either  assign this  Agreement or the  servicing hereunder  or delegate  its rights or duties  hereunder  or any portion  thereof,  or sell or otherwise dispose of all or  substantially  all of its property or assets,  without the prior written approval of the Owner,  which approval shall not be  unreasonably  withheld;  provided that the Servicer may assign the  Agreement  and the  servicing  hereunder  without  the  consent  of Owner to an  affiliate  of the
Servicer to which all  servicing of the Servicer is assigned so long as (i) such  affiliate is a Fannie
Mae and Freddie Mac  approved  servicer and (ii) if it is intended  that such  affiliate be spun off to the  shareholders  of the Servicer,  such affiliate have a GAAP net worth of at least  $25,000,000  and
(iii) such  affiliate  shall  deliver to the Owner a  certification  pursuant  to which such  affiliate shall agree to be bound by the terms and  conditions  of this  Agreement  and shall  certify  that such affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing.

                                              ARTICLE IX
                                                DEFAULT

         Section 9.01.  Events of Default.

         In case one or more of the  following  Events of Default by the  Servicer  shall  occur and be continuing, that is to say:

         (i)      any failure by the  Servicer  to remit to the Owner any  payment  required to be made under the terms of this  Agreement  which  continues  unremedied for one (1) Business Day after written notice thereof (it being  understood  that this  subparagraph  shall not affect  Servicer's  obligation pursuant to Section  5.01 to pay default  interest  on any  remittance  received by the Owner after the
Business Day on which such payment was due); or

         (ii)     any failure on the part of the  Servicer  duly to observe or perform in any  material respect  any  other of the  covenants  or  agreements  on the part of the  Servicer  set  forth in this
Agreement  (other  than those  described  in clause  (ix)  hereof),  the breach of which has a material adverse  effect and which  continue  unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium  for any  insurance  policy  required to be  maintained  under this  Agreement  and such failure  shall be deemed to have a material  adverse effect)  after the date on which  written  notice of such  failure,  requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

         (iii)    a decree or order of a court or agency or supervisory  authority having  jurisdiction for the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency,  bankruptcy, readjustment  of debt,  marshaling  of  assets  and  liabilities  or  similar  proceedings,  or for the winding-up  or  liquidation  of its  affairs,  shall have been  entered  against the  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

         (iv)     the  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver or liquidator in any insolvency,  bankruptcy,  readjustment of debt,  marshaling of assets and liabilities or similar  proceedings  of or relating to the Servicer or of or relating to all or  substantially  all of its property; or

         (v)      the Servicer shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take advantage of any applicable  insolvency or reorganization  statute, make  an  assignment  for  the  benefit  of  its  creditors,  or  voluntarily  suspend  payment  of its obligations; or

         (vi)     the  Servicer  ceases to be  approved  by either  Fannie Mae or  Freddie  Mac (to the extent such  entities  are then  operating  in a capacity  similar to that in which they operate on the date  hereof) as a mortgage  loan  servicer  for more than  thirty  days to the  extent  such  entities perform similar functions; or

         (vii)    the Servicer attempts to assign its right to servicing  compensation hereunder or the
Servicer  attempts,  without  the  consent  of the  Owner,  to  sell  or  otherwise  dispose  of all or
substantially   all  of  its  property  or  assets  or  to  assign  this  Agreement  or  the  servicing responsibilities  hereunder  or to  delegate  its duties  hereunder  or any portion  thereof  except as otherwise permitted herein; or

         (viii)   the Servicer ceases to be qualified to transact  business in any  jurisdiction  where it is currently so qualified,  but only to the extent such  non-qualification  materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

         (ix)     failure by the  Servicer  to duly  perform,  within the  required  time  period,  its obligations under Section 6.04, 6.09 or any of clauses (v) through (viii) of Section 10.02;

then,  and in each and every such case,  so long as an Event of Default  shall not have been  remedied, the Owner,  by notice in writing to the  Servicer  may, in  addition  to whatever  rights the Owner may have under  Section  8.01 and at law or equity to damages,  including  injunctive  relief and  specific performance,  terminate  all the  rights  and  obligations  of the  Servicer  (and if the  Servicer  is servicing  any of  the  Mortgage  Loans  in a  Pass-Through  Transfer,  appoint  a  successor  servicer reasonably  acceptable to the Master Servicer for such Pass-Through  Transfer) under this Agreement and in and to the  Mortgage  Loans and the  proceeds  thereof  without  compensating  the  Servicer for the same.  On or after the receipt by the Servicer of such written  notice,  all authority and power of the
Servicer under this Agreement,  whether with respect to the Mortgage Loans or otherwise,  shall pass to and be vested in the  successor  appointed  pursuant to Section  11.01.  Upon written  request from the
Owner, the Servicer shall prepare,  execute and deliver,  any and all documents and other  instruments, place in such  successor's  possession  all Servicing  Files,  and do or  accomplish  all other acts or things  necessary  or  appropriate  to effect the  purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage Loans and related  documents,  or otherwise,  at the Servicer's  sole expense.  The Servicer  agrees to cooperate with the Owner and such successor in  effecting  the  termination  of the  Servicer's  responsibilities  and rights  hereunder, including,  without  limitation,  the transfer to such successor for  administration  by it of all cash amounts  which  shall at the time be  credited  by the  Servicer  to the  Custodial  Account  or Escrow
Account or thereafter received with respect to the Mortgage Loans or any REO Property.

         The Servicer  shall  promptly  reimburse  the Owner (or any  designee of the Owner,  such as a master servicer) and any Depositor,  as applicable,  for all reasonable  expenses incurred by the Owner
(or such designee) or such Depositor,  as such are incurred,  in connection with the termination of the
Servicer as servicer and the transfer of servicing of the Mortgage  Loans to a successor  servicer,  if the  termination  and/or  transfer  of  servicing  is for cause  related  to a  servicer  default.  The provisions  of this  paragraph  shall not limit  whatever  rights the Owner or any  Depositor  may have under other provisions of this Agreement and/or any applicable  Reconstitution  Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         Section 9.02.  Waiver of Defaults.

         The Owner may waive only by written  notice any default by the Servicer in the  performance of its obligations  hereunder and its consequences.  Upon any such waiver of a past default,  such default shall  cease to  exist,  and any  Event of  Default  arising  therefrom  shall be  deemed  to have been remedied for every purpose of this  Agreement.  No such waiver shall extend to any  subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                               ARTICLE X
                                              TERMINATION

         Section 10.01.  Termination.

         The respective  obligations  and  responsibilities  of the Servicer shall  terminate upon: (i)
the later of the final payment or other  liquidation (or any advance with respect  thereto) of the last
Mortgage Loan or the  disposition  of all REO Property and the  remittance of all funds due  hereunder;
or (ii) by mutual consent of the Servicer and the Owner in writing;  or (iii)  termination by the Owner pursuant to Section  9.01.  Simultaneously  with any such  termination  and the  transfer of  servicing hereunder,  the Servicer shall be entitled to be reimbursed for any outstanding  Servicing Advances and
Monthly Advances.

         Section 10.02.    Cooperation of Servicer with a Reconstitution.

         The Servicer and the Owner agree that with  respect to some or all of the Mortgage  Loans,  on or after the related closing date, on one or more dates (each a  "Reconstitution  Date") at the Owner's sole  option,  the Owner may effect a sale (each,  a  "Reconstitution")  of some or all of the Mortgage
Loans then subject to this Agreement, without recourse, to:

         (a)      one or more third party  purchasers in one or more in whole loan  transfers  (each, a
"Whole Loan Transfer"); or

         (b)      one or  more  trusts  or  other  entities  to be  formed  as  part  of  one  or  more
Pass-Through Transfers.

         The  Servicer  agrees to execute  in  connection  with any  agreements  among the  Owner,  the
Servicer,  and any servicer in connection  with a Whole Loan Transfer,  an  assignment,  assumption and recognition  agreement,  or, at Owner's  request,  a seller's  warranties and servicing  agreement or a
participation  and  servicing  agreement  or  similar  agreement  in  form  and  substance   reasonably
acceptable to the parties,  and in connection  with a  Pass-Through  Transfer,  a pooling and servicing agreement in form and substance  reasonably  acceptable to the parties.  It is understood that any such
Reconstitution  Agreements  will not contain any greater  obligations  on the part of Servicer than are contained in this Agreement.

         With respect to each Whole Loan Transfer and each  Pass-Through  Transfer  entered into by the
Owner,  the Servicer agrees (1) to cooperate  fully with the Owner and any  prospective  purchaser with respect to all reasonable requests and due diligence  procedures;  (2) to execute,  deliver and perform all  Reconstitution  Agreements  required  by  the  Owner;  (3)  to  restate  the  representations  and warranties  set forth in this  Agreement as of the  settlement or closing date in connection  with such
Reconstitution (each, a "Reconstitution Date").

         In addition,  the Servicer  shall provide to such servicer or issuer,  as the case may be, and any other participants in such Reconstitution:

         (i)      any and all  information and  appropriate  verification  of information  which may be reasonably  available  to the  Servicer,  whether  through  letters  of its  auditors  and  counsel  or otherwise, as the Owner or any such other participant shall request upon reasonable demand;

         (ii)     such additional representations,  warranties, covenants, opinions of counsel, letters from  auditors,  and  certificates  of public  officials or officers of the Servicer as are  reasonably agreed upon by the Servicer and the Owner or any such other participant;

         (iii)    within 5 Business Days after request by the Owner,  the  information  with respect to the Servicer  (as  servicer)  as required by Item  1108(b) and (c) of  Regulation  AB, a summary of the requirements  of which as of the date  hereof is  attached  hereto  as  Exhibit  I for  convenience  of reference  only,  as  determined  by Owner in its sole  discretion.  In the event that the Servicer has delegated any  servicing  responsibilities  with respect to the Mortgage  Loans to a  Subservicer,  the
Servicer  shall  provide  the  information  required  pursuant  to  this  clause  with  respect  to the
Subservicer;

         (iv)     within 5 Business Days after request by the Owner,

                  (a)   information   regarding  any  legal   proceedings   pending  (or  known  to  be
contemplated)  against the  Servicer (as  servicer)  and each  Subservicer  as required by Item 1117 of
Regulation  AB, a summary of the  requirements  of which as of the date  hereof is  attached  hereto as
Exhibit I for convenience of reference only, as determined by Owner in its sole discretion,

                  (b)  information  regarding  affiliations  with respect to the Servicer (as servicer)
and each  Subservicer  as required by Item 1119(a) of Regulation AB, a summary of the  requirements  of which as of the date hereof is attached  hereto as Exhibit I for  convenience  of  reference  only,  as determined by Owner in its sole discretion, and

                  (c)  information  regarding  relationships  and  transactions  with  respect  to  the
Servicer (as servicer)  and each  Subservicer  as required by Item 1119(b) and (c) of Regulation  AB, a summary  of the  requirements  of which as of the date  hereof  is  attached  hereto  as  Exhibit I for convenience of reference only, as determined by Owner in its sole discretion;

         (v)      for the purpose of satisfying  the reporting  obligation  under the Exchange Act with respect to any class of asset-backed  securities,  the Servicer shall (or shall cause each  Subservicer
to) (i) provide  prompt  notice to the Owner,  the Master  Servicer and any Depositor in writing of (A)
any material  litigation or governmental  proceedings  involving the Servicer or any  Subservicer,  (B)
any affiliations or relationships  that develop  following the closing date of a Pass-Through  Transfer between the  Servicer or any  Subservicer  and any of the parties  specified in clause (D) of paragraph
(a) of this  Section  (and any other  parties  identified  in writing  by the  requesting  party)  with respect to such  Pass-Through  Transfer,  (C) any Event of Default under the terms of this Agreement or any  Reconstitution  Agreement,  (D) any  merger,  consolidation  or sale of  substantially  all of the assets of the Servicer,  and (E) the  Servicer's  entry into an agreement with a Subservicer to perform or  assist  in the  performance  of any of the  Servicer's  obligations  under  this  Agreement  or any
Reconstitution  Agreement  and (ii)  provide  to the  Owner and any  Depositor  a  description  of such proceedings, affiliations or relationships;

         (vi)     as a condition to the  succession to the Servicer or any  Subservicer  as servicer or subservicer  under this  Agreement  or any  Reconstitution  Agreement  by any Person (i) into which the
Servicer  or such  Subservicer  may be merged or  consolidated,  or (ii)  which may be  appointed  as a successor  to the Servicer or any  Subservicer,  the Servicer  shall  provide to the Owner,  the Master
Servicer,  and any Depositor,  at least 15 calendar days prior to the effective date of such succession or  appointment,  (x) written  notice to the Owner and any Depositor of such  succession or appointment and (y) in writing and in form and substance  reasonably  satisfactory to the Owner and such Depositor, all  information  reasonably  requested  by the  Owner or any  Depositor  in order to  comply  with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities;

         (vii)    in addition to such  information  as the  Servicer,  as  servicer,  is  obligated  to provide pursuant to other  provisions of this Agreement,  not later than ten days prior to the deadline for the filing of any  distribution  report on Form 10-D in respect of any  Pass-Through  Transfer that includes any of the Mortgage  Loans serviced by the Servicer or any  Subservicer,  the Servicer or such
Subservicer,  as  applicable,  shall,  to the extent the Servicer or such  Subservicer  has  knowledge, provide  to the party  responsible  for  filing  such  report  (including,  if  applicable,  the Master
Servicer)  notice of the occurrence of any of the following  events along with all  information,  data, and materials related thereto as may be required to be included in the related  distribution  report on
Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (A)      any  material  modifications,  extensions  or waivers  of pool asset  terms, fees,  penalties or payments during the distribution  period or that have cumulatively  become material over time (Item 1121(a)(11) of Regulation AB);

                  (B)      material   breaches  of  pool  asset   representations   or   warranties  or
transaction covenants (Item 1121(a)(12) of Regulation AB); and

                  (C)      information  regarding new asset-backed  securities  issuances backed by the same pool assets,  any pool asset changes (such as, additions,  substitutions or repurchases),  and any material  changes in  origination,  underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB); and

         (viii)   the Servicer  shall  provide to the Owner,  the Master  Servicer  and any  Depositor,
evidence of the  authorization of the person signing any  certification  or statement,  copies or other evidence of Fidelity Bond Insurance and Errors and Omission  Insurance  policy,  financial  information and reports,  and such other information  related to the Servicer or any Subservicer or the Servicer or
such Subservicer's performance hereunder.

         In the event of a conflict  or  inconsistency  between  the terms of Exhibit I and the text of the applicable  Item of Regulation AB as cited above,  the text of Regulation AB, its adopting  release and other public statements of the SEC shall control.

         The  Servicer  shall  indemnify  the  Owner,  each  affiliate  of the  Owner,  and each of the following  parties  participating  in  a  Pass-Through  Transfer:  each  issuing  entity;  each  Person
(including,  but not limited to, the Master Servicer,  if applicable)  responsible for the preparation, execution  or filing of any  report  required  to be filed  with the  Commission  with  respect to such
Pass-Through  Transfer,  or for  execution  of a  certification  pursuant  to  Rule  13a-14(d)  or Rule
15d-14(d)  under the  Exchange  Act with  respect to such  Pass-Through  Transfer;  each broker  dealer acting as  underwriter,  placement  agent or initial  purchaser,  each Person who  controls any of such parties or the  Depositor  (within  the meaning of Section 15 of the  Securities  Act and Section 20 of
the Exchange Act); and the respective  present and former directors,  officers,  employees,  agents and affiliates of each of the foregoing and of the Depositor  (each,  an  "Indemnified  Party"),  and shall hold  each  of  them  harmless  from  and  against  any  claims,  losses,  damages,  penalties,  fines, forfeitures,  legal fees and  expenses and related  costs,  judgments,  and any other  costs,  fees and expenses that any of them may sustain arising out of or based upon:

         (i)(A) any untrue  statement  of a material  fact  contained or alleged to be contained in any information,  report,  certification,  data,  accountants' letter or other material provided under this
Section  10.02 by or on behalf of the Servicer,  or provided  under this Section  10.02,  Sections 6.04 and  6.09  and by or on  behalf  of any  Subservicer  or  Subcontractor  (collectively,  the  "Servicer
Information"),  or (B) the  omission  or  alleged  omission  to state  in the  Servicer  Information  a material  fact  required to be stated in the  Servicer  Information  or  necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made,  not  misleading;
provided,  by way of  clarification,  that clause (B) of this  paragraph  shall be construed  solely by reference to the Servicer  Information  and not to any other  information  communicated  in  connection with a sale or purchase  of  securities,  without  regard to whether the  Servicer  Information  or any portion thereof is presented together with or separately from such other information;

         (ii) any breach by the  Servicer  of its  obligations  under  this  Section  10.02,  including particularly  any  failure by the  Servicer,  any  Subservicer  or any  Subcontractor  to  deliver  any information,  report,  certification,  accountants' letter or other material when and as required under this Section  10.02,  including  any failure by the Servicer to identify  pursuant to Section 11.15 any
Subcontractor  "participating in the servicing  function" within the meaning of Item 1122 of Regulation
AB;

         (iii) any  breach  by the  Servicer  of a  representation  or  warranty  set forth in  Section
Article  III or in a writing  furnished  pursuant  to clause (h) of  Article  III and made as of a date prior to the closing date of the related Pass-Through  Transfer,  to the extent that such breach is not cured by such  closing  date,  or any breach by the  Servicer  of a  representation  or  warranty  in a writing  furnished  pursuant to clause (h) of Article III to the extent made as of a date subsequent to such closing date; or

         (iv) the  negligence  bad faith or willful  misconduct of the Servicer in connection  with its performance under this Section 10.02.

         If the  indemnification  provided for herein is unavailable or  insufficient  to hold harmless an Indemnified  Party,  then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims,  losses,  damages or liabilities  incurred by such
Indemnified  Party  in such  proportion  as is  appropriate  to  reflect  the  relative  fault  of such
Indemnified Party on the one hand and the Servicer on the other.

         In the case of any  failure of  performance  described  above,  the  Servicer  shall  promptly reimburse the Owner,  any Depositor,  as applicable,  and each Person  responsible for the preparation, execution  or filing of any  report  required  to be filed  with the  Commission  with  respect to such
Pass-Through  Transfer,  or for  execution  of a  certification  pursuant  to  Rule  13a-14(d)  or Rule
15d-14(d) under the Exchange Act with respect to such Pass-Through  Transfer,  for all costs reasonably incurred by each such party in order to obtain the  information,  report,  certification,  accountants'
letter or other  material  not  delivered  pursuant to this  Section or Section 6.04 or Section 6.09 as required by the Servicer, any Subservicer or any Subcontractor.

         This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to this Agreement.

         All Mortgage Loans not sold or  transferred  pursuant to a Whole Loan Transfer or Pass Through
Transfer shall be subject to this  Agreement and shall  continue to be serviced in accordance  with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

         Section 10.03.  Master Servicer.

         The  Servicer,   including  any  successor  servicer  hereunder,   shall  be  subject  to  the
supervision  of the Master  Servicer,  which  Master  Servicer  shall be  obligated  to ensure that the
Servicer  services the Mortgage Loans in accordance with the provisions of this  Agreement.  The Master
Servicer,  acting  on behalf of the  Owner,  shall  have the same  rights as the Owner to  enforce  the obligations of the Servicer under this  Agreement.  The Master  Servicer shall be entitled to terminate the rights and  obligations  of the Servicer  under this  Agreement upon the failure of the Servicer to perform any of its  obligations  under this  Agreement if such failure  constitutes an Event of Default as provided in Article IX of this  Agreement.  Notwithstanding  anything to the  contrary,  in no event shall the Master Servicer assume any of the obligations of the Owner under this Agreement.

                                              ARTICLE XI
                                       MISCELLANEOUS PROVISIONS

         Section 11.01.  Successor to the Servicer.

         Prior to  termination  of the  Servicer's  responsibilities  and duties  under this  Agreement pursuant  to Sections  8.04,  9.01 or  10.01(ii),  the Owner shall (i) succeed to and assume all of the
Servicer's  responsibilities,  rights,  duties and obligations under this Agreement,  or (ii) appoint a successor  having the  characteristics  set forth in Section 8.02 hereof and which shall succeed to all rights and assume  all of the  responsibilities,  duties and  liabilities  of the  Servicer  under this
Agreement prior to the  termination of the Servicer's  responsibilities,  duties and liabilities  under this  Agreement.  In  connection  with  such  appointment  and  assumption,  the  Owner  may make  such arrangements  for the  compensation  of such  successor out of payments on Mortgage  Loans as the Owner and such  successor  shall  agree.  In the  event  that the  Servicer's  duties,  responsibilities  and liabilities  under this Agreement should be terminated  pursuant to the  aforementioned  sections,  the
Servicer shall discharge such duties and  responsibilities  during the period from the date it acquires knowledge of such  termination  until the effective  date thereof with the same degree of diligence and prudence which it is obligated to exercise under this  Agreement,  and shall take no action  whatsoever that might impair or prejudice  the rights or financial  condition of its  successor.  The  resignation or removal of the Servicer pursuant to the  aforementioned  sections shall not become effective until a successor  shall be appointed  pursuant to this  section and shall in no event  relieve the Servicer of the  representations  and  warranties  made  pursuant to Article III and the remedies  available to the
Owner under Section 8.01, it being  understood  and agreed that the  provisions of such Article III and
Section 8.01 shall be applicable to the Servicer  notwithstanding  any such  resignation or termination of the Servicer, or the termination of this Agreement.

         Any  successor  appointed as provided  herein shall  execute,  acknowledge  and deliver to the
Servicer and to the Owner an instrument  accepting such  appointment,  whereupon  such successor  shall
become  fully  vested  with  all  the  rights,  powers,  duties,   responsibilities,   obligations  and
liabilities  of the  Servicer,  with like effect as if originally  named as a party to this  Agreement.
Any  termination or resignation  of the Servicer or this  Agreement  pursuant to Section 8.04,  9.01 or
10.01 shall not affect any claims that the Owner may have  against the  Servicer  arising  prior to any such termination or resignation.

         The Servicer  shall promptly  deliver to the successor the funds in the Custodial  Account and the Escrow Account and the Servicing  Files and related  documents and statements  held by it hereunder and  the  Servicer  shall  account  for  all  funds.  The  Servicer  shall  execute  and  deliver  such instruments  and do such other things all as may  reasonably  be required to more fully and  definitely vest and confirm in the successor all such rights,  powers, duties,  responsibilities,  obligations and liabilities of the Servicer.  The successor  shall make such  arrangements  as it may deem  appropriate to reimburse the Servicer for unrecovered  Monthly Advances and Servicing  Advances which the successor retains  hereunder  and which would  otherwise  have been  recovered by the  Servicer  pursuant to this
Agreement but for the appointment of the successor servicer.

         Upon a successor's  acceptance of  appointment as such, the Servicer shall notify the Owner of such appointment.

         All  reasonable  costs and expenses  incurred in connection  with  replacing the Servicer upon its  resignation  or the  termination of the Servicer in accordance  with the terms of this  Agreement, including,  without  limitation,  (i) all legal  costs and  expenses  and all due  diligence  costs and expenses  associated with an evaluation of the potential  termination of the Servicer as a result of an
Event of Default and (ii) all costs and expenses  associated  with the complete  transfer of servicing, including all servicing  files and all servicing data and the  completion,  correction or  manipulation of such  servicing  data as may be  required  by the  successor  servicer  to  correct  any  errors  or insufficiencies  in the  servicing  data or  otherwise to enable the  successor  service to service the
Mortgage  Loans in  accordance  with this  Agreement,  shall be payable on demand by the  resigning  or terminated Servicer without any right of reimbursement therefor.

         Section 11.02.  Amendment.

         This  Agreement  may be  amended  from time to time by the  Servicer  and the Owner by written agreement signed by the Servicer and the Owner.

         Section 11.03.  Recordation of Agreement.

         To the extent  permitted by applicable  law, this  Agreement is subject to  recordation in all appropriate  public  offices  for  real  property  records  in all the  counties  or  other  comparable jurisdictions  in which any of all the  properties  subject to the Mortgages  are situated,  and in any other  appropriate  public  recording  office or  elsewhere,  such  recordation  to be  effected by the
Servicer at the Owner's  expense on direction of the Owner  accompanied by an opinion of counsel to the effect that such  recordation  materially  and  beneficially  affects  the  interest of the Owner or is necessary for the administration or servicing the Mortgage Loans.

         Section 11.04.  Governing Law.

         THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH THE INTERNAL LAWS OF
THE STATE OF NEW YORK WITHOUT  GIVING  EFFECT TO  PRINCIPLES  OF CONFLICTS  OF LAWS.  THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.05.  Notices.

         Any  demands,  notices or other  communications  permitted or required  hereunder  shall be in writing and shall be deemed  conclusively  to have been given if  personally  delivered at or mailed by registered  mail,  postage  prepaid,  and return  receipt  requested or  transmitted  by telecopier and confirmed by a similar mailed writing, as follows:

                  (i)      if to the Servicer:

                           EMC Mortgage Corporation
                           2780 Lake Vista Drive
                           Lewisville, TX 75067
                           Attention: General Counsel
                           Facsimile: (214) 626-4889

                  (ii)     if to the Owner:

                           Bear, Stearns & Co. Inc.
                           383 Madison Ave.
                           New York, New York 10179
                           Attention:  Global Credit Administration
                           Telecopier No.:  (212) 272-5591

                  (iii)    if to the Master Servicer:

                           Wells Fargo Bank, National Association
                           P.O. Box 98
                           Columbia, Maryland 21046
                           Attention:  Master Servicing - Bear Stearns ALT-A Trust 2007-2

                           And for overnight delivery to:

                           Wells Fargo Bank, National Association
                           9062 Old Annapolis Road
                           Columbia, Maryland 21045
                           Attention:  Master Servicing - Bear Stearns ALT-A Trust 2007-2
                           Telecopier No.:  (410) 715-2380

or such other  address as may  hereafter  be  furnished  to the other  party by like  notice.  Any such demand,  notice,  or  communication  hereunder  shall  be  deemed  to have  been  received  on the date delivered to or received at the premises of the address (as  evidenced,  in the case of  registered  or certified mail, by the date noted on the return receipt).

         Section 11.06.  Severability of Provisions.

         Any part,  provision,  representation  or warranty of this  Agreement  which is  prohibited or which is held to be void or  unenforceable  shall be ineffective  to the extent of such  prohibition or
unenforceability   without  invalidating  the  remaining   provisions  hereof.  Any  part,   provision,
representation  or warranty of this  Agreement  which is prohibited or  unenforceable  or is held to be void or  unenforceable  in any  jurisdiction  shall be  ineffective,  as to such  jurisdiction,  to the extent of such prohibition or unenforceability  without  invalidating the remaining  provisions hereof, and any such  prohibition or  unenforceability  in any  jurisdiction  as to any Mortgage Loan shall not invalidate or render  unenforceable such provision in any other  jurisdiction.  To the extent permitted by applicable  law, the parties  hereto waive any  provision of law which  prohibits or renders void or unenforceable  any provision  hereof.  If the  invalidity  of any part,  provision,  representation  or warranty of this  Agreement  shall deprive any party of the economic  benefit  intended to be conferred by this  Agreement,  the parties shall  negotiate,  in good faith,  to develop a structure the economic effect  of which is nearly as  possible  the same as the  economic  effect  of this  Agreement  without regard to such invalidity.

         Section 11.07.  Exhibits

         The  exhibits  to this  Agreement  are hereby  incorporated  and made a part hereof and are an integral part of this Agreement.

         Section 11.08.  General Interpretive Principles.

         For purposes of this Agreement,  except as otherwise  expressly provided or unless the context otherwise requires:

         (i)      the terms  defined  in this  Agreement  have the  meanings  assigned  to them in this
Agreement  and include the plural as well as the  singular,  and the use of any gender  herein shall be deemed to include the other gender;

         (ii)     accounting terms not otherwise  defined herein have the meanings  assigned to them in accordance with generally accepted accounting principles;

         (iii)    references herein to "Articles," "Sections,"  "Subsections,"  "Paragraphs," and other subdivisions  without  reference  to a document  are to  designated  Articles,  Sections,  Subsections,
Paragraphs and other subdivisions of this Agreement;

         (iv)     a reference to a Subsection  without further reference to a Section is a reference to such  Subsection as contained in the same Section in which the reference  appears,  and this rule shall also apply to Paragraphs and other subdivisions;

         (v)      the words "herein," "hereof,"  "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (vi)     the term  "include"  or  "including"  shall  mean  without  limitation  by  reason of enumeration.

         Section 11.09.  Reproduction of Documents.

         This  Agreement  and  all  documents  relating  hereto,  including,  without  limitation,  (i)
consents,  waivers and modifications  which may hereafter be executed,  (ii) documents  received by any party at the closing,  and (iii) financial  statements,  certificates and other information  previously or hereafter  furnished,  may be reproduced by any photographic,  photostatic,  microfilm,  micro-card, miniature  photographic or other similar process.  The parties agree that any such  reproduction  shall be  admissible  in evidence  as the  original  itself in any  judicial  or  administrative  proceeding, whether or not the original is in existence  and whether or not such  reproduction  was made by a party in the regular  course of business,  and that any  enlargement,  facsimile or further  reproduction  of such reproduction shall likewise be admissible in evidence.

         Section 11.10.  Confidentiality of Information.

         Each party  recognizes  that,  in  connection  with this  Agreement,  it may  become  privy to non-public  information  regarding  the  financial  condition,  operations  and  prospects of the other party.  Except  as  required  to be  disclosed  by  law,  each  party  agrees  to keep  all  non-public information  regarding the other party strictly  confidential,  and to use all such information  solely in order to effectuate the purpose of this Agreement.

         Section 11.11.  Assignment by the Owner.

         The Owner shall have the right,  without the consent of the  Servicer  hereof,  to assign,  in whole or in part,  its  interest  under this  Agreement  with  respect  to some or all of the  Mortgage
Loans,  and  designate  any person to  exercise  any rights of the Owner  hereunder,  by  executing  an assignment  and  assumption  agreement  reasonably  acceptable  to the  Servicer  and the  assignee  or designee  shall  accede to the  rights and  obligations  hereunder  of the Owner  with  respect to such
Mortgage  Loans.  In no  event  shall  Owner  sell  a  partial  interest  in  any  Mortgage  Loan.  All references to the Owner in this  Agreement  shall be deemed to include its  assignees or designees.  It is understood  and agreed  between the Owners and the Servicer that no more than five (5) Persons shall have the right of owner under this Agreement at any one time.

         Section 11.12.  No Partnership.

         Nothing  herein  contained  shall be deemed or construed to create a  co-partnership  or joint venture  between  the  parties  hereto  and the  services  of the  Servicer  shall  be  rendered  as an independent contractor and not as agent for Owner.

         Section 11.13.  Execution, Successors and Assigns.

         This  Agreement  may be  executed in one or more  counterparts  and by the  different  parties hereto on separate  counterparts,  each of which, when so executed,  shall be deemed to be an original;
such  counterparts,  together,  shall  constitute one and the same agreement.  Subject to Section 8.05, this  Agreement  shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

         Section 11.14.  Entire Agreement.

         Each of the  Servicer  and  the  Owner  acknowledge  that no  representations,  agreements  or promises were made to it by the other party or any of its employees  other than those  representations,
agreements  or  promises   specifically   contained  herein.  This  Agreement  sets  forth  the  entire understanding between the parties hereto and shall be binding upon all successors of both parties.

         Section 11.15. Use of Subservicers and Subcontractors.

         (a)      The Servicer shall not hire or otherwise  utilize the services of any  Subservicer to fulfill any of the  obligations of the Servicer as servicer under this Agreement or any  Reconstitution
Agreement  unless the Servicer  complies with the  provisions  of paragraph  (b) of this  Section.  The
Servicer shall not hire or otherwise  utilize the services of any  Subcontractor,  and shall not permit any  Subservicer  to hire or otherwise  utilize the servicers of any  Subcontractor,  to fulfill any of the  obligations  of the  Servicer as servicer  under this  Agreement or any  Reconstitution  Agreement unless the Servicer  complies with the  provisions of paragraph (d) of this Section.  The Servicer must notify  the  Owner,  the  Master  Servicer  and  any  Depositor  in  writing  of  any  affiliations  or relationships that develop following the closing date between the Servicer or any Subservicer.

         (b)      The  Servicer  shall  cause  any  Subservicer   used  by  the  Servicer  (or  by  any
Subservicer)  for the  benefit of the Owner and any  Depositor  to comply with the  provisions  of this
Section and with clauses (g) and (j) of Article III,  Sections  6.04,  6.09 and 10.02 of this Agreement to the same  extent as if such  Subservicer  were the Owner,  and to provide the  information  required with respect to such  Subservicer  under  Section  3.01(i) of this  Agreement.  The  Servicer  shall be responsible for obtaining from each  Subservicer  and delivering to the Owner,  the Master Servicer and any Depositor any Annual  Statement of Compliance  required to be delivered by such  Subservicer  under
Section 6.04(a),  any Assessment of Compliance and Attestation  Report required to be delivered by such
Subservicer  under  Section  6.09,  any  Annual  Certification  required  under  Section  6.04(b),  any
Additional  Form 10-D  Disclosure and any Form 8-K Disclosure  Information,  as and when required to be delivered.

         (c)      The Servicer shall promptly upon request  provide to the Owner,  the Master  Servicer and any Depositor (or any designee of the Depositor,  such as an  administrator) a written  description
(in form and substance  satisfactory to the Owner,  the Master Servicer and such Depositor) of the role and function of each  Subcontractor  utilized by the Servicer or any  Subservicer,  specifying  (i) the identity of each such  Subcontractor,  (ii) which (if any) of such Subcontractors are "participating in the servicing  function"  within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing  Criteria will be addressed in assessments of compliance  provided by each  Subcontractor identified pursuant to clause (ii) of this paragraph.

         (d)      As  a  condition  to  the   utilization  of  any   Subcontractor   determined  to  be
"participating  in the  servicing  function"  within  the  meaning of Item 1122 of  Regulation  AB, the
Servicer  shall cause any such  Subcontractor  used by the  Servicer  (or by any  Subservicer)  for the benefit of the Owner and any  Depositor  to comply with the  provisions  of Sections  6.07 and 10.02 of this  Agreement to the same extent as if such  Subcontractor  were the Servicer.  The Servicer shall be responsible  for obtaining  from each  Subcontractor  and delivering to the Owner and any Depositor any
Assessment of Compliance  and  Attestation  Report and other  certificates  required to be delivered by such  Subservicer  and such  Subcontractor  under Section 6.09 (and any Annual  Certification  required under Section 6.09(b)), in each case as and when required to be delivered.

         11.16.   Third Party Beneficiary

         For  purposes  of this  Agreement,  each Master  Servicer  shall be  considered  a third party beneficiary to this  Agreement,  entitled to all the rights and benefits  hereof as if it were a direct party to this Agreement.

         IN WITNESS  WHEREOF,  the Servicer  and the Owner have caused their names to be signed  hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                                      EMC MORTGAGE CORPORATION
                                      Servicer

                                            By: /s/ Gail Andrews

                                            Name: Gail Andrews

                                            Title: Senior Vice President

                                      STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                      Owner

                                            By: /s/ Baron Silverstein

                                            Name: Baron Silverstein

                                            Title: Senior Managing Director

                                               EXHIBIT A

                                        MORTGAGE LOAN SCHEDULE

                                        [Provided Upon Request]

                                               EXHIBIT B

                                  CUSTODIAL ACCOUNT LETTER AGREEMENT
                                                (date)

To:______________________
_________________________
_________________________
       (the "Depository")

         As "Servicer"  under the Servicing  Agreement,  dated as of March 1, 2007, (the  "Agreement"), we hereby  authorize  and  request you to  establish  an account,  as a Custodial  Account  pursuant to
Section 4.04 of the  Agreement,  to be designated as "BSALTA  2007-2  Custodial  Account,  in trust for
SAMI II, Owner of Whole Loan  Mortgages,  and various  Mortgagors."  All deposits in the account  shall be subject to withdrawal  therefrom by order signed by the  Servicer.  You may refuse any deposit which would result in  violation of the  requirement  that the account be fully  insured as described  below.
This letter is submitted to you in duplicate.  Please execute and return one original to us.

                          By:____________________

                          Name:__________________

                          Title:_________________

         The undersigned,  as "Depository",  hereby certifies that the above described account has been established  under Account Number  __________,  at the office of the depository  indicated  above,  and agrees to honor  withdrawals on such account as provided above.  The full amount  deposited at any time in the account will be insured up to applicable  limits by the Federal  Deposit  Insurance  Corporation through  the Bank  Insurance  Fund or the  Savings  Association  Insurance  Fund or will be invested in
Permitted Investments as defined in the Agreement.

                          [                  ]

                          (name of Depository)

                          By:____________________

                          Name:__________________

                          Title:_________________

                                               EXHIBIT C

                                    ESCROW ACCOUNT LETTER AGREEMENT

                                                (date)

To:___________________________
______________________________
______________________________
            (the "Depository")

         As "Servicer" under the Servicing Agreement,  dated as of March 1, 2007 (the "Agreement"),  we hereby  authorize  and request you to establish an account,  as an Escrow  Account  pursuant to Section
4.06 of the Agreement,  to be designated as "BSALTA 2007-2 Escrow Account,  in trust for SAMI II, Owner of Whole Loan  Mortgages,  and various  Mortgagors."  All  deposits in the account  shall be subject to withdrawal  therefrom by order signed by the  Servicer.  You may refuse any deposit  which would result in violation of the requirement  that the account be fully insured as described  below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

                          By:____________________

                          Name:__________________

                          Title:_________________

         The undersigned,  as "Depository",  hereby certifies that the above described account has been established  under Account Number  __________,  at the office of the depository  indicated  above,  and agrees to honor  withdrawals on such account as provided above.  The full amount  deposited at any time in the account will be insured up to applicable  limits by the Federal  Deposit  Insurance  Corporation through  the Bank  Insurance  Fund or the  Savings  Association  Insurance  Fund or will be invested in
Permitted Investments as defined in the Agreement.

                          [                  ]

                          (name of Depository)

                          By:____________________

                          Name:__________________

                          Title:_________________

                                               EXHIBIT D

                                   REQUEST FOR RELEASE OF DOCUMENTS

         To:      Wells Fargo Bank, National Association

                  1015 10th Avenue S.E.

                  Mpls., MN  55414

                  Attn:  ________________

         Re:      Custodial  Agreement dated as of November 30, 1999, between EMC Mortgage  Corporation and Wells Fargo Bank, National Association, as Custodian

         In connection with the  administration  of the Mortgage Loans held by you as Custodian for the
Owner  pursuant  to  the  above-captioned  Custody  Agreement,  we  request  the  release,  and  hereby acknowledge  receipt,  of the Custodian's  Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

         Reason for Requesting Documents (check one):

         _______           1.       Mortgage Paid in Full

         _______           2.       Foreclosure

         _______           3.       Substitution

         _______           4.       Other Liquidation (Repurchases, etc.)

         _______           5.       Nonliquidation

[Reason:_______________________________]

         Address to which Custodian should

         Deliver the Custodian's Mortgage File:

__________________________________________

__________________________________________

__________________________________________

By:_______________________________________

                       (authorized signer)

Issuer:_____________________________________

Address:___________________________________
        ___________________________________

Date:______________________________________

Custodian

         Wells Fargo Bank, National Association

         Please acknowledge the execution of the above request by your signature and date below:

         ____________________________________                          _________________

         Signature                                                     Date

         Documents returned to Custodian:

         ____________________________________                          _________________

         Custodian                                                     Date

                                                      EXHIBIT E
                                          REPORTING DATA FOR MONTHLY REPORT
_______________________________________________________________________________________________________________________________
                                    Standard Loan Level File Layout - Master
                                    Servicing
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
Exhibit 1:  Layout

_______________________________________________________________________________________________________________________________

                                                                                                                       Max
Column Name                         Description                                       Decimal    Format Comment        Size
_______________________________________________________________________________________________________________________________
Each file requires the following fields:

_______________________________________________________________________________________________________________________________
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                 Text up to 20 digits
                                    group of loans.                                                                         20
_______________________________________________________________________________________________________________________________
LOAN_NBR                            A unique identifier assigned to each loan by                 Text up to 10 digits
                                    the investor.                                                                           10
_______________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                    Text up to 10 digits
                                    Servicer.  This may be different than the                                               10
                                    LOAN_NBR.
_______________________________________________________________________________________________________________________________
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                 2  No commas(,) or
                                    interest payment that a borrower is expected to              dollar signs ($)           11
                                    pay, P&I constant.
_______________________________________________________________________________________________________________________________
NOTE_INT_RATE                       The loan interest rate as reported by the                 4  Max length of 6
                                    Servicer.                                                                                6
_______________________________________________________________________________________________________________________________
NET_INT_RATE                        The loan gross interest rate less the service             4  Max length of 6
                                    fee rate as reported by the Servicer.                                                    6
_______________________________________________________________________________________________________________________________
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported            4  Max length of 6
                                    by the Servicer.                                                                         6
_______________________________________________________________________________________________________________________________
SERV_FEE_AMT                        The servicer's fee amount for a loan as                   2  No commas(,) or
                                    reported by the Servicer.                                    dollar signs ($)           11
_______________________________________________________________________________________________________________________________
NEW_PAY_AMT                         The new loan payment amount as reported by the            2  No commas(,) or
                                    Servicer.                                                    dollar signs ($)           11
_______________________________________________________________________________________________________________________________
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.            4  Max length of 6
                                                                                                                             6
_______________________________________________________________________________________________________________________________
ARM_INDEX_RATE                      The index the Servicer is using to calculate a            4  Max length of 6
                                    forecasted rate.                                                                         6
_______________________________________________________________________________________________________________________________
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the            2  No commas(,) or
                                    beginning of the processing cycle.                           dollar signs ($)           11
_______________________________________________________________________________________________________________________________
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the            2  No commas(,) or
                                    end of the processing cycle.                                 dollar signs ($)           11
_______________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                 MM/DD/YYYY
                                    the borrower's next payment is due to the                                               10
                                    Servicer, as reported by Servicer.
_______________________________________________________________________________________________________________________________
SERV_CURT_AMT_1                     The first curtailment amount to be applied.               2  No commas(,) or
                                                                                                 dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SERV_CURT_DATE_1                    The curtailment date associated with the first               MM/DD/YYYY
                                    curtailment amount.                                                                     10
_______________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_1                     The curtailment interest on the first                     2  No commas(,) or
                                    curtailment amount, if applicable.                           dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SERV_CURT_AMT_2                     The second curtailment amount to be applied.              2  No commas(,) or
                                                                                                 dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SERV_CURT_DATE_2                    The curtailment date associated with the second              MM/DD/YYYY
                                    curtailment amount.                                                                     10
_______________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_2                     The curtailment interest on the second                    2  No commas(,) or
                                    curtailment amount, if applicable.                           dollar signs ($)           11
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
Exhibit 1: Continued                Standard Loan Level File Layout

_______________________________________________________________________________________________________________________________

                                                                                                                       Max
Column Name                         Description                                       Decimal    Format Comment        Size
_______________________________________________________________________________________________________________________________
SERV_CURT_AMT_3                     The third curtailment amount to be applied.               2  No commas(,) or
                                                                                                 dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SERV_CURT_DATE_3                    The curtailment date associated with the third               MM/DD/YYYY
                                    curtailment amount.                                                                     10
_______________________________________________________________________________________________________________________________
CURT_ADJ_AMT_3                      The curtailment interest on the third                     2  No commas(,) or
                                    curtailment amount, if applicable.                           dollar signs ($)           11
_______________________________________________________________________________________________________________________________
PIF_AMT                             The loan "paid in full" amount as reported by             2  No commas(,) or
                                    the Servicer.                                                dollar signs ($)           11
_______________________________________________________________________________________________________________________________
PIF_DATE                            The paid in full date as reported by the                     MM/DD/YYYY
                                    Servicer.                                                                               10
_______________________________________________________________________________________________________________________________
                                                                                                 Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate              15=Bankruptcy,              2
                                    the default/delinquent status of a particular                30=Foreclosure, ,
                                    loan.                                                        60=PIF,
                                                                                                 63=Substitution,
                                                                                                 65=Repurchase,70=REO
_______________________________________________________________________________________________________________________________
INT_ADJ_AMT                         The amount of the interest adjustment as                  2  No commas(,) or
                                    reported by the Servicer.                                    dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if              2  No commas(,) or
                                    applicable.                                                  dollar signs ($)           11
_______________________________________________________________________________________________________________________________
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.           2  No commas(,) or
                                                                                                 dollar signs ($)           11
_______________________________________________________________________________________________________________________________
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,             2  No commas(,) or
                                    if applicable.                                               dollar signs ($)           11
_______________________________________________________________________________________________________________________________
Plus the following applicable fields:

_______________________________________________________________________________________________________________________________
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due            2  No commas(,) or
                                    at the beginning of the cycle date to be passed              dollar signs ($)           11
                                    through to investors.
_______________________________________________________________________________________________________________________________
SCHED_END_PRIN_BAL                  The scheduled principal balance due to                    2  No commas(,) or
                                    investors at the end of a processing cycle.                  dollar signs ($)           11
_______________________________________________________________________________________________________________________________
SCHED_PRIN_AMT                      The scheduled principal amount as reported by             2  No commas(,) or
                                    the Servicer for the current cycle -- only                   dollar signs ($)           11
                                    applicable for Scheduled/Scheduled Loans.
_______________________________________________________________________________________________________________________________
SCHED_NET_INT                       The scheduled gross interest amount less the              2  No commas(,) or
                                    service fee amount for the current cycle as                  dollar signs ($)           11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
_______________________________________________________________________________________________________________________________
ACTL_PRIN_AMT                       The actual principal amount collected by the              2  No commas(,) or
                                    Servicer for the current reporting cycle --                  dollar signs ($)           11
                                    only applicable for Actual/Actual Loans.
_______________________________________________________________________________________________________________________________
ACTL_NET_INT                        The actual gross interest amount less the                 2  No commas(,) or
                                    service fee amount for the current reporting                 dollar signs ($)           11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
_______________________________________________________________________________________________________________________________
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower               2  No commas(,) or
                                    prepays on his loan as reported by the                       dollar signs ($)           11
                                    Servicer.
_______________________________________________________________________________________________________________________________
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan                2  No commas(,) or
                                    waived by the servicer.                                      dollar signs ($)           11
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
Exhibit 1: Continued                Standard Loan Level File Layout

_______________________________________________________________________________________________________________________________

                                                                                                                       Max
Column Name                         Description                                       Decimal    Format Comment        Size
_______________________________________________________________________________________________________________________________
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                           10
_______________________________________________________________________________________________________________________________
MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric         30
_______________________________________________________________________________________________________________________________
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)            11
_______________________________________________________________________________________________________________________________
                                    Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG                         due to a breach of Representations and                      N=NO Breach                  1
                                    Warranties                                                  Let blank if N/A
_______________________________________________________________________________________________________________________________

Exhibit 2: Monthly Summary Report by Single Investor MONTHLY SUMMARY REPORT
For Month Ended:________mm/dd/yyyy                 Servicer Name_____________________________
Prepared by:_________________________Investor Nbr_______________________________

 Section 1. Remittances and Ending Balances - Required Data
_______________________________________________________________________________________________________
  Beginning         Ending      Total Monthly        Total Ending Unpaid     Total Monthly Principal
  Loan Count      Loan Count    Remittance Amou       Principal Balance              Balance
_______________________________________________________________________________________________________
      0               0                    $0.00            $0.00                     $0.00
_______________________________________________________________________________________________________
Principal Calculation
1. Monthly Principal Due                                                             +           $0.00
                                                                                     __________________
2. Current Curtailments                                                              +           $0.00
                                                                                     __________________
3. Liquidations                                                                      +           $0.00
                                                                                     __________________
4. Other (attach explanation)                                                        +           $0.00
                                                                                     __________________
5. Principal Due                                                                                 $0.00
                                                                                     __________________
6. Interest (reported "gross")                                                       +           $0.00
                                                                                     __________________
7. Interest Adjustments on Curtailments                                              +           $0.00
                                                                                     __________________
8. Servicing Fees                                                                    -           $0.00
                                                                                     __________________
9. Other Interest (attach explanation)                                               +           $0.00
                                                                                     __________________
10. Interest Due    (need to subtract ser fee)                                                   $0.00
                                                                                     __________________
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)                                    +           $0.00
                                                                                     __________________
12. Reimbursement of Non-Recoverable Advances                                        -           $0.00
                                                                                     __________________
13. Total Realized gains                                                             +           $0.00
                                                                                     __________________
14. Total Realized Losses                                                            -           $0.00
                                                                                     __________________
15. Total Prepayment Penalties                                                       +           $0.00
                                                                                     __________________
16. Total Non-Supported Compensating Interest                                        -           $0.00
                                                                                     __________________
17. Other (attach explanation)                                                                  $0.00
                                                                                     __________________
18. Net Funds Due on or before Remittance Date                                       $           $0.00
                                                                                     __________________

_______________________________________________________________________________________________________
Section 2. Delinquency Report - Optional Data for Loan Accounting
_______________________________________________________________________________________________________
                                       Installments Delinquent
_______________________________________________________________________________________________________
   Total No.       Total No.                                     In                     Total Dollar
                                                                          Real Estate
      of               of          30-     60-   90 or more  Foreclosure                 Amount of
                                                                             Owned
     Loans       Delinquencies     Days   Days      Days     (Optional)                Delinquencies
                                                                          (Optional)
_______________________________________________________________________________________________________
       0               0            0       0        0            0            0           $0.00
_______________________________________________________________________________________________________

_________________________________________________________________________________________________________________
Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
_________________________________________________________________________________________________________________
REG AB FIELDS                                           LOAN COUNT                     BALANCE
_________________________________________________________________________________________________________________
PREPAYMENT PENALTY AMT                                      0                             $0.00
_________________________________________________________________________________________________________________
PREPAYMENT PENALTY AMT WAIVED                               0                             $0.00
_________________________________________________________________________________________________________________
DELINQUENCY P&I AMOUNT                                  0                             $0.00
_________________________________________________________________________________________________________________

                                               EXHIBIT F

                                  REPORTING DATA FOR DEFAULTED LOANS

Exhibit   : Standard File Layout - Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
________________________________________________________________________________________________________________________________________
Column/Header Name                                                    Description                              Decimal    Format
                                                                                                                          Comment
________________________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR                           A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
________________________________________________________________________________________________________________________________________
LOAN_NBR                                    A unique identifier assigned to each loan by the originator.
________________________________________________________________________________________________________________________________________
CLIENT_NBR                                  Servicer Client Number
________________________________________________________________________________________________________________________________________
SERV_INVESTOR_NBR                           Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
________________________________________________________________________________________________________________________________________
BORROWER_FIRST_NAME                         First Name of the Borrower.
________________________________________________________________________________________________________________________________________
BORROWER_LAST_NAME                          Last name of the borrower.
________________________________________________________________________________________________________________________________________
PROP_ADDRESS                                Street Name and Number of Property
________________________________________________________________________________________________________________________________________
PROP_STATE                                  The state where the  property located.
________________________________________________________________________________________________________________________________________
PROP_ZIP                                    Zip code where the property is located.
________________________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE                      The date that the borrower's next payment is due to the                       MM/DD/YYYY
                                            servicer at the end of processing cycle, as reported by
                                            Servicer.
________________________________________________________________________________________________________________________________________
LOAN_TYPE                                   Loan Type (i.e. FHA, VA, Conv)
________________________________________________________________________________________________________________________________________
BANKRUPTCY_FILED_DATE                       The date a particular bankruptcy claim was filed.                             MM/DD/YYYY
________________________________________________________________________________________________________________________________________
BANKRUPTCY_CHAPTER_CODE                     The chapter under which the bankruptcy was filed.
________________________________________________________________________________________________________________________________________
BANKRUPTCY_CASE_NBR                         The case number assigned by the court to the bankruptcy filing.
________________________________________________________________________________________________________________________________________
POST_PETITION_DUE_DATE                      The payment due date once the bankruptcy has been approved by                 MM/DD/YYYY
                                            the courts
________________________________________________________________________________________________________________________________________
BANKRUPTCY_DCHRG_DISM_DATE                  The Date The Loan Is Removed From Bankruptcy. Either by                       MM/DD/YYYY
                                            Dismissal, Discharged and/or a Motion For Relief Was Granted.
________________________________________________________________________________________________________________________________________
LOSS_MIT_APPR_DATE                          The Date The Loss Mitigation Was Approved By The Servicer                     MM/DD/YYYY
________________________________________________________________________________________________________________________________________
LOSS_MIT_TYPE                               The Type Of Loss Mitigation Approved For A Loan Such As;
________________________________________________________________________________________________________________________________________
LOSS_MIT_EST_COMP_DATE                      The Date The Loss Mitigation /Plan Is Scheduled To End/Close                  MM/DD/YYYY
________________________________________________________________________________________________________________________________________
LOSS_MIT_ACT_COMP_DATE                      The Date The Loss Mitigation Is Actually Completed                            MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FRCLSR_APPROVED_DATE                        The date DA Admin sends a letter to the servicer with                         MM/DD/YYYY
                                            instructions to begin foreclosure proceedings.
________________________________________________________________________________________________________________________________________
ATTORNEY_REFERRAL_DATE                      Date File Was Referred To Attorney to Pursue Foreclosure                      MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FIRST_LEGAL_DATE                            Notice of 1st legal filed by an Attorney in a Foreclosure                     MM/DD/YYYY
                                            Action
________________________________________________________________________________________________________________________________________
FRCLSR_SALE_EXPECTED_DATE                   The date by which a foreclosure sale is expected to occur.                    MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FRCLSR_SALE_DATE                            The actual date of the foreclosure sale.                                      MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FRCLSR_SALE_AMT                             The amount a property sold for at the foreclosure sale.               2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
EVICTION_START_DATE                         The date the servicer initiates eviction of the borrower.                     MM/DD/YYYY
________________________________________________________________________________________________________________________________________
EVICTION_COMPLETED_DATE                     The date the court revokes legal possession of the property                   MM/DD/YYYY
                                            from the borrower.
________________________________________________________________________________________________________________________________________
LIST_PRICE                                  The price at which an REO property is marketed.                       2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
LIST_DATE                                   The date an REO property is listed at a particular price.                     MM/DD/YYYY
________________________________________________________________________________________________________________________________________
OFFER_AMT                                   The dollar value of an offer for an REO property.                     2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
OFFER_DATE_TIME                             The date an offer is received by DA Admin or by the Servicer.                 MM/DD/YYYY
________________________________________________________________________________________________________________________________________
REO_CLOSING_DATE                            The date the REO sale of the property is scheduled to close.                  MM/DD/YYYY
________________________________________________________________________________________________________________________________________
REO_ACTUAL_CLOSING_DATE                     Actual Date Of REO Sale                                                       MM/DD/YYYY
________________________________________________________________________________________________________________________________________
OCCUPANT_CODE                               Classification of how the property is occupied.
________________________________________________________________________________________________________________________________________
PROP_CONDITION_CODE                         A code that indicates the condition of the property.
________________________________________________________________________________________________________________________________________
PROP_INSPECTION_DATE                        The date a  property inspection is performed.                                 MM/DD/YYYY
________________________________________________________________________________________________________________________________________
APPRAISAL_DATE                              The date the appraisal was done.                                              MM/DD/YYYY
________________________________________________________________________________________________________________________________________
CURR_PROP_VAL                                The current "as is" value of the property based on brokers           2
                                            price opinion or appraisal.
________________________________________________________________________________________________________________________________________
REPAIRED_PROP_VAL                           The amount the property would be worth if repairs are                 2
                                            completed pursuant to a broker's price opinion or appraisal.
________________________________________________________________________________________________________________________________________
If applicable:
________________________________________________________________________________________________________________________________________
DELINQ_STATUS_CODE                          FNMA Code Describing Status of Loan
________________________________________________________________________________________________________________________________________
DELINQ_REASON_CODE                          The circumstances which caused a borrower to stop paying on a
                                            loan.   Code indicates the reason why the loan is in default
                                            for this cycle.
________________________________________________________________________________________________________________________________________
MI_CLAIM_FILED_DATE                         Date Mortgage Insurance Claim Was Filed With Mortgage                         MM/DD/YYYY
                                            Insurance Company.
________________________________________________________________________________________________________________________________________
MI_CLAIM_AMT                                Amount of Mortgage Insurance Claim Filed                                      No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
MI_CLAIM_PAID_DATE                          Date Mortgage Insurance Company Disbursed Claim Payment                       MM/DD/YYYY
________________________________________________________________________________________________________________________________________
MI_CLAIM_AMT_PAID                           Amount Mortgage Insurance Company Paid On Claim                       2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
POOL_CLAIM_FILED_DATE                       Date Claim Was Filed With Pool Insurance Company                              MM/DD/YYYY
________________________________________________________________________________________________________________________________________
POOL_CLAIM_AMT                              Amount of Claim Filed With Pool Insurance Company                     2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
POOL_CLAIM_PAID_DATE                        Date Claim Was Settled and The Check Was Issued By The Pool                   MM/DD/YYYY
                                            Insurer
________________________________________________________________________________________________________________________________________
POOL_CLAIM_AMT_PAID                         Amount Paid On Claim By Pool Insurance Company                        2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_FILED_DATE                  Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_AMT                         Amount of FHA Part A Claim Filed                                     2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_DATE                   Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_AMT                    Amount HUD Paid on Part A Claim                                      2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                                    MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                                    2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_DATE                     Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_AMT                    Amount HUD Paid on Part B Claim                                      2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
VA_CLAIM_FILED_DATE                          Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
________________________________________________________________________________________________________________________________________
VA_CLAIM_PAID_DATE                           Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
________________________________________________________________________________________________________________________________________
VA_CLAIM_PAID_AMT                            Amount Veterans Admin. Paid on VA Claim                              2       No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
MOTION_FOR_RELIEF_DATE                      The date the Motion for Relief was filed                                  10  MM/DD/YYYY
________________________________________________________________________________________________________________________________________
FRCLSR_BID_AMT                              The foreclosure sale bid amount                                           11  No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
FRCLSR_SALE_TYPE                            The foreclosure sales results: REO, Third Party, Conveyance to
                                            HUD/VA
________________________________________________________________________________________________________________________________________
REO_PROCEEDS                                The net proceeds from the sale of the REO property.                           No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
BPO_DATE                                    The date the BPO was done.
________________________________________________________________________________________________________________________________________
CURRENT_FICO                                The current FICO score
________________________________________________________________________________________________________________________________________
HAZARD_CLAIM_FILED_DATE                     The date the Hazard Claim was filed with the Hazard Insurance             10  MM/DD/YYYY
                                            Company.
________________________________________________________________________________________________________________________________________
HAZARD_CLAIM_AMT                            The amount of the Hazard Insurance Claim filed.                           11  No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
HAZARD_CLAIM_PAID_DATE                      The date the Hazard Insurance Company disbursed the claim                 10  MM/DD/YYYY
                                            payment.
________________________________________________________________________________________________________________________________________
HAZARD_CLAIM_PAID_AMT                       The amount the Hazard Insurance Company paid on the claim.                11  No commas(,)
                                                                                                                          or dollar
                                                                                                                          signs ($)
________________________________________________________________________________________________________________________________________
ACTION_CODE                                 Indicates loan status                                                         Number
________________________________________________________________________________________________________________________________________
NOD_DATE                                                                                                                  MM/DD/YYYY
________________________________________________________________________________________________________________________________________
NOI_DATE                                                                                                                  MM/DD/YYYY
________________________________________________________________________________________________________________________________________
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                            MM/DD/YYYY
________________________________________________________________________________________________________________________________________
ACTUAL_PAYMENT_ PLAN_END_DATE
________________________________________________________________________________________________________________________________________
ACTUAL_REO_START_DATE                                                                                                     MM/DD/YYYY
________________________________________________________________________________________________________________________________________
REO_SALES_PRICE                                                                                                           Number
________________________________________________________________________________________________________________________________________
REALIZED_LOSS/GAIN                          As defined in the Servicing Agreement                                         Number
________________________________________________________________________________________________________________________________________

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o    ASUM-  Approved Assumption
         o    BAP-      Borrower Assistance Program
         o    CO-       Charge Off
         o    DIL-      Deed-in-Lieu
         o    FFA-      Formal Forbearance Agreement
         o    MOD-      Loan Modification
         o    PRE-      Pre-Sale
         o    SS-       Short Sale
         o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation
Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                      __________________________________________________________________________________
                      Delinquency Code         Delinquency Description
                      __________________________________________________________________________________
                      001                      FNMA-Death of principal mortgagor
                      __________________________________________________________________________________
                      002                      FNMA-Illness of principal mortgagor
                      __________________________________________________________________________________
                      003                      FNMA-Illness of mortgagor's family member
                      __________________________________________________________________________________
                      004                      FNMA-Death of mortgagor's family member
                      __________________________________________________________________________________
                      005                      FNMA-Marital difficulties
                      __________________________________________________________________________________
                      006                      FNMA-Curtailment of income
                      __________________________________________________________________________________
                      007                      FNMA-Excessive Obligation
                      __________________________________________________________________________________
                      008                      FNMA-Abandonment of property
                      __________________________________________________________________________________
                      009                      FNMA-Distant employee transfer
                      __________________________________________________________________________________
                      011                      FNMA-Property problem
                      __________________________________________________________________________________
                      012                      FNMA-Inability to sell property
                      __________________________________________________________________________________
                      013                      FNMA-Inability to rent property
                      __________________________________________________________________________________
                      014                      FNMA-Military Service
                      __________________________________________________________________________________
                      015                      FNMA-Other
                      __________________________________________________________________________________
                      016                      FNMA-Unemployment
                      __________________________________________________________________________________
                      017                      FNMA-Business failure
                      __________________________________________________________________________________
                      019                      FNMA-Casualty loss
                      __________________________________________________________________________________
                      022                      FNMA-Energy environment costs
                      __________________________________________________________________________________
                      023                      FNMA-Servicing problems
                      __________________________________________________________________________________
                      026                      FNMA-Payment adjustment
                      __________________________________________________________________________________
                      027                      FNMA-Payment dispute
                      __________________________________________________________________________________
                      029                      FNMA-Transfer of ownership pending
                      __________________________________________________________________________________
                      030                      FNMA-Fraud
                      __________________________________________________________________________________
                      031                      FNMA-Unable to contact borrower
                      __________________________________________________________________________________
                      INC                      FNMA-Incarceration
                      __________________________________________________________________________________

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                      ________________________________________________________________________________
                            Status Code        Status Description
                      ________________________________________________________________________________
                                09             Forbearance
                      ________________________________________________________________________________
                                17             Pre-foreclosure Sale Closing Plan Accepted
                      ________________________________________________________________________________
                                24             Government Seizure
                      ________________________________________________________________________________
                                26             Refinance
                      ________________________________________________________________________________
                                27             Assumption
                      ________________________________________________________________________________
                                28             Modification
                      ________________________________________________________________________________
                                29             Charge-Off
                      ________________________________________________________________________________
                                30             Third Party Sale
                      ________________________________________________________________________________
                                31             Probate
                      ________________________________________________________________________________
                                32             Military Indulgence
                      ________________________________________________________________________________
                                43             Foreclosure Started
                      ________________________________________________________________________________
                                44             Deed-in-Lieu Started
                      ________________________________________________________________________________
                                49             Assignment Completed
                      ________________________________________________________________________________
                                61             Second Lien Considerations
                      ________________________________________________________________________________
                                62             Veteran's Affairs-No Bid
                      ________________________________________________________________________________
                                63             Veteran's Affairs-Refund
                      ________________________________________________________________________________
                                64             Veteran's Affairs-Buydown
                      ________________________________________________________________________________
                                65             Chapter 7 Bankruptcy
                      ________________________________________________________________________________
                                66             Chapter 11 Bankruptcy
                      ________________________________________________________________________________
                                67             Chapter 13 Bankruptcy
                      ________________________________________________________________________________

                                                   EXHIBIT G

                                         FORM OF SERVICER CERTIFICATION

Re:      The [    ] agreement dated as of [ l, 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

         I,  ____________________________,  the  _______________________  of  [NAME  OF  COMPANY]  (the
"Company"),  certify  to [the  Purchaser],  [the  Depositor],  and the  [Master  Servicer]  [Securities
Administrator]  [Trustee],  and their officers,  with the knowledge and intent that they will rely upon this certification, that:

         I have reviewed the servicer  compliance  statement of the Company provided in accordance with
Item 1123 of  Regulation  AB (the  "Compliance  Statement"),  the report on assessment of the Company's compliance  with the  servicing  criteria set forth in Item 1122(d) of  Regulation  AB (the  "Servicing
Criteria"),  provided in  accordance  with Rules  13a-18 and 15d-18  under  Securities  Exchange Act of
1934, as amended (the  "Exchange  Act") and Item 1122 of Regulation  AB (the  "Servicing  Assessment"),
the registered  public accounting  firm's  attestation  report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section  1122(b) of  Regulation  AB (the  "Attestation  Report"),
and all servicing reports,  Officer's  Certificates and other information  relating to the servicing of the Mortgage Loans by the Company  during 200[ ] that were delivered by the Company to the  [Depositor]
[Master Servicer] [Securities  Administrator]  [Trustee] pursuant to the Agreement  (collectively,  the
"Company Servicing Information");

         Based on my knowledge,  the Company Servicing Information,  taken as a whole, does not contain any  untrue  statement  of a  material  fact or omit to state a  material  fact  necessary  to make the statements  made,  in the light of the  circumstances  under  which  such  statements  were  made,  not misleading with respect to the period of time covered by the Company Servicing Information;

         Based on my knowledge,  all of the Company  Servicing  Information  required to be provided by the Company  under the Agreement has been provided to the  [Depositor]  [Master  Servicer]  [Securities
Administrator] [Trustee];

         I am responsible  for reviewing the activities  performed by the Company as servicer under the
Agreement,  and based on my knowledge and the compliance  review  conducted in preparing the Compliance
Statement  and except as  disclosed  in the  Compliance  Statement,  the  Servicing  Assessment  or the
Attestation  Report,  the Company has  fulfilled  its  obligations  under the Agreement in all material respects; and

         The Compliance  Statement  required to be delivered by the Company pursuant to this Agreement, and the Servicing  Assessment and Attestation  Report required to be provided by the Company and by any
Subservicer  and  Subcontractor  pursuant  to the  Agreement,  have been  provided  to the  [Depositor]
[Master  Servicer].  Any  material  instances  of  noncompliance  described  in such  reports have been disclosed to the  [Depositor]  [Master  Servicer].  Any  material  instance of  noncompliance  with the
Servicing Criteria has been disclosed in such reports.

                                               EXHIBIT H

                                       SUMMARY OF REGULATION AB
                                          SERVICING CRITERIA

         NOTE:  This  Exhibit H is  provided  for  convenience  of  reference  only.  In the event of a conflict or  inconsistency  between the terms of this Exhibit H and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

Item 1122(d)

         (a)      General servicing considerations.

                  (1)      Policies and procedures  are instituted to monitor any  performance or other triggers and events of default in accordance with the transaction agreements.

                  (2)      If any  material  servicing  activities  are  outsourced  to third  parties, policies and  procedures are instituted to monitor the third party's  performance  and compliance  with such servicing activities.

                  (3)      Any  requirements  in the  transaction  agreements  to  maintain  a  back-up servicer for the mortgage loans are maintained.

                  (4)      A fidelity  bond and errors and  omissions  policy is in effect on the party participating  in the servicing  function  throughout  the  reporting  period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

         (b)      Cash collection and administration.

                  (1)      Payments on mortgage  loans are  deposited  into the  appropriate  custodial bank accounts and related bank clearing accounts no more than two business days following  receipt,  or such other number of days specified in the transaction agreements.

                  (2)      Disbursements  made via wire  transfer  on  behalf  of an  obligor  or to an investor are made only by authorized personnel.

                  (3)      Advances  of  funds  or  guarantees  regarding  collections,  cash  flows or distributions,  and any  interest  or other fees  charged for such  advances,  are made,  reviewed  and approved as specified in the transaction agreements.

                  (4)      The related accounts for the  transaction,  such as cash reserve accounts or accounts  established  as a form  of  overcollateralization,  are  separately  maintained  (e.g.,  with respect to commingling of cash) as set forth in the transaction agreements.

                  (5)      Each  custodial  account is  maintained  at a federally  insured  depository institution as set forth in the  transaction  agreements.  For purposes of this  criterion,  "federally insured  depository  institution"  with  respect  to a foreign  financial  institution  means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

                  (6)      Unissued checks are safeguarded so as to prevent unauthorized access.

                  (7)      Reconciliations  are  prepared  on a  monthly  basis  for  all  asset-backed securities  related bank accounts,  including  custodial  accounts and related bank clearing  accounts.
These reconciliations are (A) mathematically  accurate;  (B) prepared within 45 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction  agreements;  (C)
reviewed  and  approved  by someone  other than the person who  prepared  the  reconciliation;  and (D)
contain explanations for reconciling items.

         (c)      Investor remittances and reporting.

                  (1)      Reports to investors,  including those to be filed with the Commission,  are maintained in accordance  with the  transaction  agreements  and  applicable  Commission  requirements.
Specifically,  such reports (A) are prepared in accordance  with  timeframes  and other terms set forth in the  transaction  agreements;  (B)  provide  information  calculated  in  accordance  with the terms specified in the  transaction  agreements;  (C) are filed with the  Commission as required by its rules and  regulations;  and (D) agree  with  investors'  or the  trustee's  records  as to the total  unpaid principal balance and number of mortgage loans serviced by the Servicer.

                  (2)      Amounts due to  investors  are  allocated  and remitted in  accordance  with timeframes, distribution priority and other terms set forth in the transaction agreements.

                  (3)      Disbursements  made to an investor are posted  within two  business  days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

                  (4)      Amounts  remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

         (d)      Mortgage Loan administration.

                  (1)      Collateral  or security on mortgage  loans is  maintained as required by the transaction agreements or related mortgage loan documents.

                  (2)      Mortgage  loan and  related  documents  are  safeguarded  as required by the transaction agreements.

                  (3)      Any  additions,  removals  or  substitutions  to the  asset  pool are  made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

                  (4)      Payments on mortgage loans,  including any payoffs,  made in accordance with the related  mortgage loan documents are posted to the Servicer's  obligor  records  maintained no more than two  business  days after  receipt,  or such other  number of days  specified  in the  transaction agreements,  and allocated to principal,  interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

                  (5)      The  Servicer's   records  regarding  the  mortgage  loans  agree  with  the
Servicer's records with respect to an obligor's unpaid principal balance.

                  (6)      Changes with respect to the terms or status of an obligor's  mortgage  loans
(e.g.,  loan  modifications  or re-agings) are made,  reviewed and approved by authorized  personnel in accordance with the transaction agreements and related mortgage loan documents.

                  (7)      Loss mitigation or recovery actions (e.g., forbearance plans,  modifications and deeds in lieu of  foreclosure,  foreclosures  and  repossessions,  as  applicable)  are  initiated, conducted and concluded in accordance  with the  timeframes or other  requirements  established  by the transaction agreements.

                  (8)      Records  documenting  collection  efforts are maintained during the period a mortgage  loan  is  delinquent  in  accordance  with  the  transaction  agreements.  Such  records  are maintained on at least a monthly basis, or such other period  specified in the transaction  agreements, and describe the entity's activities in monitoring  delinquent  mortgage loans including,  for example, phone calls,  letters and payment  rescheduling  plans in cases where  delinquency is deemed  temporary
(e.g., illness or unemployment).

                  (9)      Adjustments  to interest  rates or rates of return for  mortgage  loans with variable rates are computed based on the related mortgage loan documents.

                  (10)     Regarding   any  funds  held  in  trust  for  an  obligor  (such  as  escrow accounts):  (A) such funds are analyzed,  in accordance with the obligor's mortgage loan documents,  on at least an annual basis, or such other period  specified in the transaction  agreements;  (B) interest on such funds is paid, or credited,  to obligors in accordance with applicable  mortgage loan documents and state  laws;  and (C) such  funds are  returned  to the  obligor  within 30  calendar  days of full repayment of the related  mortgage  loans,  or such other number of days  specified in the  transaction agreements.

                  (11)     Payments  made on behalf of an obligor  (such as tax or insurance  payments)
are made on or before the related penalty or expiration  dates,  as indicated on the appropriate  bills or notices for such  payments,  provided  that such support has been  received by the Servicer at least
30 calendar  days prior to these  dates,  or such other  number of days  specified  in the  transaction agreements.

                  (12)     Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor  are paid from the  Servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.

                  (13)     Disbursements  made on behalf of an obligor are posted  within two  business days to the obligor's  records  maintained by the Servicer,  or such other number of days  specified in the transaction agreements.

                  (14)     Delinquencies,  charge-offs  and  uncollectable  accounts are recognized and recorded in accordance with the transaction agreements.

                  (15)     Any external  enhancement  or other support,  identified in Item  1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                               EXHIBIT I

                           SUMMARY OF APPLICABLE REGULATION AB REQUIREMENTS

         NOTE:  This  Exhibit I is  provided  for  convenience  of  reference  only.  In the event of a conflict or  inconsistency  between the terms of this Exhibit I and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

         Item 1108(b) and (c)

         Provide the following  information with respect to each servicer that will service,  including interim service,  20% or more of the mortgage loans in any loan group in the  securitization  issued in the Pass-Through Transfer:

         -a description of the Owner's form of organization;

         -a  description  of how long the Servicer has been  servicing  residential  mortgage  loans; a general  discussion  of the  Servicer's  experience  in servicing  assets of any type as well as a more detailed  discussion of the Servicer's  experience  in, and  procedures  for the servicing  function it will perform under this Agreement and any Reconstitution  Agreements;  information  regarding the size, composition  and  growth of the  Servicer's  portfolio  of  mortgage  loans of the type  similar to the
Mortgage  Loans and  information  on  factors  related  to the  Servicer  that may be  material  to any analysis  of  the  servicing  of  the  Mortgage  Loans  or  the  related  asset-backed  securities,  as applicable,  including whether any default or servicing related  performance trigger has occurred as to any other  securitization  due to any act or  failure  to act of the  Servicer,  whether  any  material noncompliance with applicable  servicing criteria as to any other  securitization has been disclosed or reported by the Servicer, and the extent of outsourcing the Servicer uses;

         -a  description  of any  material  changes to the  Servicer's  policies or  procedures  in the servicing  function  it will  perform  under  this  Agreement  and any  Reconstitution  Agreements  for mortgage loans of the type similar to the Mortgage Loans during the past three years;

         -information  regarding  the  Servicer's  financial  condition  to the extent  that there is a material  risk that the  effect on one or more  aspects  of  servicing  resulting  from such  financial condition  could  have  a  material  impact  on  the  performance  of  the  securities  issued  in  the
Pass-Through Transfer, or on servicing of mortgage loans of the same asset type as the Mortgage Loans;

         -any special or unique  factors  involved in servicing  loans of the same type as the Mortgage
Loans, and the Servicer's processes and procedures designed to address such factors;

         -statistical  information  regarding  principal and interest  advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio for the past three years; and

         -the Owner's process for handling  delinquencies,  losses,  bankruptcies and recoveries,  such as through liquidation of REO Properties, foreclosure, sale of the Mortgage Loans or workouts.

Item 1117

         -describe any legal  proceedings  pending against the Servicer or against any of its property, including any proceedings  known to be contemplated by governmental  authorities,  that may be material to the holders of the securities issued in the Pass-Through Transfer.

         Item 1119(a)

         -describe any  affiliations of the Servicer,  each other  originator of the Mortgage Loans and each  Subservicer  with the sponsor,  depositor,  issuing entity,  trustee,  any originator,  any other servicer,  any  significant  obligor,  enhancement or support  provider or any other  material  parties related to the Pass-Through Transfer.

         Item 1119(b)

         -describe any business  relationship,  agreement,  arrangement,  transaction or  understanding entered  into outside of the  ordinary  course of business or on terms other than those  obtained in an arm's length transaction with an unrelated third party, apart from the Pass-Through  Transfer,  between the Servicer,  each other  originator of the Mortgage Loans and each  Subservicer,  or their respective affiliates,  and the sponsor,  depositor or issuing entity or their respective affiliates,  that exists currently or has existed  during the past two years,  that may be material to the  understanding  of an investor in the securities issued in the Pass-Through Transfer.

         Item 1119(c)

         -describe any business  relationship,  agreement,  arrangement,  transaction or  understanding involving  or relating to the  Mortgage  Loans or the  Pass-Through  Transfer,  including  the material terms and  approximate  dollar  amount  involved,  between the Servicer,  each other  originator of the
Mortgage Loans and each  Subservicer,  or their  respective  affiliates  and the sponsor,  depositor or issuing entity or their  respective  affiliates,  that exists  currently or has existed during the past two years.

                                               EXHIBIT J

                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                                       SERVICING CRITERIA TO BE ADDRESSED
                                          IN ASSESSMENT OF COMPLIANCE
                                         (RMBS unless otherwise noted)

         Key:
         X - obligation

         Where there are  multiple  checks for  criteria  the  attesting  party will  identify in their management  assertion  that they are attesting only to the portion of the  distribution  chain they are responsible for in the related transaction agreements.

__________________________________________________________________________________________________________________________________
RegAB Reference                Servicing Criteria                                                                   Servicers
__________________________________________________________________________________________________________________________________
                               General Servicing Considerations
__________________________________________________________________________________________________________________________________
1122(d)(1)(i)         Policies and  procedures  are  instituted to monitor any  performance  or other triggers and           X
                      events of default in accordance with the transaction agreements.
__________________________________________________________________________________________________________________________________
1122(d)(1)(ii)        If any  material  servicing  activities  are  outsourced  to  third  parties,  policies  and           X
                      procedures are instituted to monitor the third party's  performance and compliance with such servicing activities.
__________________________________________________________________________________________________________________________________
                      Any  requirements in the transaction  agreements to maintain a back-up servicer for the Pool
1122(d)(1)(iii)       Assets are maintained.
__________________________________________________________________________________________________________________________________
1122(d)(1)(iv)        A fidelity bond and errors and omissions  policy is in effect on the party  participating in           X
                      the servicing  function  throughout the reporting period in the amount of coverage  required by and otherwise in accordance with the terms of the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Cash Collection and Administration
__________________________________________________________________________________________________________________________________
1122(d)(2)(i)         Payments on pool assets are  deposited  into the  appropriate  custodial  bank  accounts and           X
                      related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Disbursements  made via wire  transfer  on behalf of an obligor or to an  investor  are made           X
1122(d)(2)(ii)        only by authorized personnel.
__________________________________________________________________________________________________________________________________
                      Advances of funds or guarantees regarding collections, cash flows or distributions,  and any           X
                      interest  or other fees  charged  for such  advances,  are made,  reviewed  and  approved as
1122(d)(2)(iii)       specified in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      The  related  accounts  for the  transaction,  such as cash  reserve  accounts  or  accounts           X
                      established as a form of over  collateralization,  are  separately  maintained  (e.g.,  with
1122(d)(2)(iv)        respect to commingling of cash) as set forth in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Each custodial  account is maintained at a federally insured  depository  institution as set           X
                      forth in the  transaction  agreements.  For purposes of this criterion,  "federally  insured depository  institution"  with respect to a foreign  financial  institution  means a foreign financial  institution  that meets the  requirements  of Rule  13k-1(b)(1) of the Securities
1122(d)(2)(v)         Exchange Act.
__________________________________________________________________________________________________________________________________
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.                                  X
__________________________________________________________________________________________________________________________________
1122(d)(2)(vii)       Reconciliations  are prepared on a monthly  basis for all  asset-backed  securities  related           X
                      bank  accounts,  including  custodial  accounts and related bank  clearing  accounts.  These reconciliations are (A) mathematically  accurate; (B) prepared within 30 calendar days after the bank statement  cutoff date, or such other number of days  specified in the  transaction agreements;  (C)  reviewed  and  approved by someone  other than the person who prepared the reconciliation;  and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification,  or such other number of days specified in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Investor Remittances and Reporting
__________________________________________________________________________________________________________________________________
1122(d)(3)(i)         Reports to investors,  including  those to be filed with the  Commission,  are maintained in           X
                      accordance  with  the  transaction   agreements  and  applicable  Commission   requirements.
                      Specifically,  such reports (A) are prepared in accordance  with  timeframes and other terms set forth in the transaction  agreements;  (B) provide information  calculated in accordance with the terms  specified in the transaction  agreements;  (C) are filed with the Commission as required by its rules and  regulations;  and (D) agree with  investors'  or the trustee's records as to the total unpaid  principal  balance and number of Pool Assets serviced by the
                      Servicer.
__________________________________________________________________________________________________________________________________
                      Amounts  due to  investors  are  allocated  and  remitted  in  accordance  with  timeframes,           X
1122(d)(3)(ii)        distribution priority and other terms set forth in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Disbursements  made to an investor  are posted  within two business  days to the  Servicer's           X
1122(d)(3)(iii)       investor records, or such other number of days specified in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Amounts  remitted to investors per the investor  reports  agree with  cancelled  checks,  or           X
1122(d)(3)(iv)        other form of payment, or custodial bank statements.
__________________________________________________________________________________________________________________________________
                      Pool Asset Administration
__________________________________________________________________________________________________________________________________
1122(d)(4)(i)         Collateral  or  security  on pool  assets  is  maintained  as  required  by the  transaction           X
                      agreements or related pool asset documents.
__________________________________________________________________________________________________________________________________
1122(d)(4)(ii)        Pool assets  and related documents are safeguarded as required by the transaction agreements           X
__________________________________________________________________________________________________________________________________
1122(d)(4)(iii)       Any additions,  removals or substitutions to the asset pool are made,  reviewed and approved           X
                      in accordance with any conditions or requirements in the transaction agreements.
__________________________________________________________________________________________________________________________________
1122(d)(4)(iv)        Payments on pool assets,  including any payoffs,  made in  accordance  with the related pool           X
                      asset  documents are posted to the Servicer's  obligor  records  maintained no more than two business  days after  receipt,  or such other number of days  specified  in the  transaction agreements,  and  allocated  to  principal,  interest  or  other  items  (e.g.,  escrow)  in accordance with the related pool asset documents.
__________________________________________________________________________________________________________________________________
                      The  Servicer's  records  regarding the pool assets agree with the  Servicer's  records with           X
1122(d)(4)(v)         respect to an obligor's unpaid principal balance.
__________________________________________________________________________________________________________________________________
                      Changes  with  respect  to the terms or status  of an  obligor's  pool  assets  (e.g.,  loan           X
                      modifications  or  re-agings)  are made,  reviewed and approved by  authorized  personnel in
1122(d)(4)(vi)        accordance with the transaction agreements and related pool asset documents.
__________________________________________________________________________________________________________________________________
                      Loss mitigation or recovery actions (e.g.,  forbearance  plans,  modifications  and deeds in           X
                      lieu  of  foreclosure,   foreclosures  and  repossessions,  as  applicable)  are  initiated, conducted and concluded in accordance with the timeframes or other requirements  established
1122(d)(4)(vii)       by the transaction agreements.
__________________________________________________________________________________________________________________________________
1122(d)(4)(viii)      Records  documenting  collection  efforts are  maintained  during the period a pool asset is           X
                      delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis,  or such other period  specified in the transaction  agreements,  and describe the  entity's  activities  in  monitoring  delinquent  pool assets  including,  for example,  phone calls,  letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
__________________________________________________________________________________________________________________________________
1122(d)(4)(ix)        Adjustments  to interest  rates or rates of return for pool assets with  variable  rates are           X
                      computed based on the related pool asset documents.
__________________________________________________________________________________________________________________________________
1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as escrow  accounts):  (A) such funds           X
                      are analyzed,  in accordance with the obligor's pool asset documents,  on at least an annual basis, or such other period  specified in the transaction  agreements;  (B) interest on such funds is paid, or credited,  to obligors in accordance  with applicable pool asset documents and state laws;  and (C) such funds are returned to the obligor  within 30 calendar  days of full  repayment of the related pool  assets,  or such other number of days  specified in the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Payments  made on behalf of an obligor  (such as tax or insurance  payments)  are made on or           X
                      before the related penalty or expiration  dates,  as indicated on the  appropriate  bills or notices for such  payments,  provided that such support has been received by the servicer at least 30 calendar days prior to these dates,  or such other number of days  specified in the
1122(d)(4)(xi)        transaction agreements.
__________________________________________________________________________________________________________________________________
                      Any late  payment  penalties  in  connection  with any  payment  to be made on  behalf of an           X
                      obligor are paid from the Servicer's  funds and not charged to the obligor,  unless the late
1122(d)(4)(xii)       payment was due to the obligor's error or omission.
__________________________________________________________________________________________________________________________________
                      Disbursements  made on behalf of an obligor  are  posted  within  two  business  days to the           X
                      obligor's records maintained by the servicer,  or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
__________________________________________________________________________________________________________________________________
                      Delinquencies,  charge-offs  and  uncollectible  accounts  are  recognized  and  recorded in           X
1122(d)(4)(xiv)       accordance with the transaction agreements.
__________________________________________________________________________________________________________________________________
                      Any external  enhancement or other  support,  identified in Item  1114(a)(1)  through (3) or
1122(d)(4)(xv)        Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
__________________________________________________________________________________________________________________________________

                                                     [NAME OF OWNER] [NAME OF SUBSERVICER]

                                                     Date:    _________________________

                                                     By:      _________________________
                                                     Name:
                                                     Title:

                                               EXHIBIT K

                                  REPORTING DATA FOR REALIZED LOSSES AND GAINS

                     Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due within 90 days of liquidation.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

                  The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an
                  Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2.         The Total  Interest Due less the aggregate  amount of servicing fee that would have been earned if all delinquent  payments had been made as agreed.  For  documentation, an Amortization  Schedule from date of default through  liquidation  breaking out the net interest and servicing fees advanced is required.
         3.       Accrued  Servicing  Fees based upon the Scheduled  Principal  Balance of the Mortgage
                  Loan as calculated on a monthly basis. For  documentation,  an Amortization  Schedule from date of default through liquidation  breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable.  Required documentation:
                           * For  taxes and  insurance  advances  - see page 2 of 332 form -  breakdown required showing period
                              of  coverage,  base tax,  interest,  penalty.  Advances  prior to default require evidence of servicer efforts to recover advances.
                           *  For escrow advances - complete payment history
                               (to calculate advances from last positive escrow balance forward)
                           * Other  expenses  -   copies  of  corporate  advance  history  showing  all
                  payments
                           *  REO repairs > $1500 require explanation
                           *  REO repairs >$3000 require evidence of at least 2 bids.
                           * Short Sale or Charge Off require P&L  supporting  the  decision  and WFB's approved Officer Certificate
                           *  Unusual or extraordinary items may require further documentation.
         13.                 The total of lines 1 through 12.
         Credits:

         14-21.     Complete as applicable.  Required documentation:
                          *  Copy  of  the  HUD  1  from  the  REO  sale.  If a  3rd  Party  Sale,  bid instructions and Escrow Agent / Attorney
                             Letter of Proceeds Breakdown.
                          *  Copy of EOB for any MI or gov't guarantee
                          *  All other credits need to be clearly defined on the 332 form
         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b)
                           for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23.      The total  derived  from  subtracting  line 22 from 13. If the  amount  represents  a
                  realized gain, show the amount in parenthesis (   ).

                              Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________

____________________________________________________________________________________________________________________________
Servicer Loan No.                     Servicer Name                             Servicer Address

____________________________________________________________________________________________________________________________

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale
         Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)
                  ______________________________________                         ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                         ________________(15)
         (16) Rental Receipts                                                    ________________(16)
         (17) Hazard Loss Proceeds                                               ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________(18a)
         HUD Part A

         ________________           (18b) HUD Part B
         (19) Pool Insurance Proceeds                                            ________________(19)
         (20) Proceeds from Sale of Acquired Property                            ________________(20)
         (21) Other (itemize)                                                    ________________(21)
              _________________________________________                          ________________(21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)

Escrow Disbursement Detail

______________________________________________________________________________________________________________________________
       Type             Date            Period             Total            Base            Penalties            Interest
                        Paid          of Coverage          Paid            Amount
      (Tax
     /Ins.)
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